SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. __________

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Filed by a Party other than the Registrant [ ]

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[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
March 4, 2019
Dear Shareholder:

We cordially invite you to attend a joint annual meeting of shareholders (the "Meeting") of each series of Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. ("PVC"), and Principal Exchange-Traded Funds ("PETF"), all investment companies registered under the Investment Company Act of 1940, as amended, and sponsored by Principal Life Insurance Company, on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PFI and are being sent to only the PFI shareholders that owned shares of any series of PFI (each a "Fund" and, collectively, the "Funds") as of February 21, 2019, the record date for the Meeting and any adjournments or postponements thereof (the "Record Date"). PVC and PETF shareholders that owned shares of any series of PVC or PETF as of the Record Date will separately receive proxy materials for only PVC and/or PETF. References in these proxy materials to a "Fund" or the "Funds" and the "Board of Directors" are to PFI Fund(s) and the PFI Board of Directors, unless otherwise indicated.
The purpose of the Meeting for PFI shareholders is to elect the Board of Directors, including one nominee for new Director, and to consider other proposals.
Proposal Affecting All Funds. Shareholders of all Funds are being asked to:

•	Elect twelve Directors as members of the Board of Directors.
Proposals Affecting Only Certain Funds. Shareholders of the Funds indicated in parentheses below are being asked to:

•	Approve a new Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund (Diversified Real Asset Fund only).

•	Approve a new Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund (Global Diversified Income Fund only).

•
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (the Funds listed below only (each a "Group A Fund" and, collectively, the "Group A Funds")).

Group A Funds:

Blue Chip Fund	International Emerging Markets Fund	Principal Capital Appreciation Fund
Bond Market Index Fund	International Equity Index Fund	Preferred Securities Fund
California Municipal Fund	International Fund I	Real Estate Securities Fund
Capital Securities Fund	LargeCap Growth Fund	SAM Balanced Portfolio*
Core Plus Bond Fund	LargeCap Growth Fund I	SAM Conservative Balanced Portfolio*
Diversified International Fund	LargeCap S&P 500 Index Fund	SAM Conservative Growth Portfolio*
Diversified Real Asset Fund	LargeCap Value Fund III	SAM Flexible Income Portfolio*
Equity Income Fund	MidCap Fund	SAM Strategic Growth Portfolio*
Global Multi-Strategy Fund	MidCap Growth Fund	Short-Term Income Fund
Global Opportunities Fund	MidCap Growth Fund III	Small-MidCap Dividend Income Fund
Global Real Estate Securities Fund	MidCap S&P 400 Index Fund	SmallCap Fund
Government & High Quality Bond Fund	MidCap Value Fund I	SmallCap Growth Fund I
High Yield Fund	MidCap Value Fund III	SmallCap S&P 600 Index Fund
High Yield Fund I	Money Market Fund	SmallCap Value Fund II
Income Fund	Opportunistic Municipal Fund	Tax-Exempt Bond Fund
Inflation Protection Fund	Overseas Fund
* Strategic Asset Management (SAM) Portfolio.

•
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (the Group A Funds only).

•	Approve amendment of certain fundamental investment restrictions:

◦	Approve an amended fundamental investment restriction relating to commodities for the Fund (each Fund).

◦	Approve an amended fundamental investment restriction relating to diversification for the California Municipal Fund (California Municipal Fund only).

◦	Approve an amended fundamental investment restriction relating to concentration for the Fund (the Group B Funds listed below only (each a "Group B Fund" and, collectively, the "Group B Funds")).
Group B Funds:

Blue Chip Fund	Income Fund	Multi-Manager Equity Long/Short Fund
California Municipal Fund	Inflation Protection Fund	Opportunistic Municipal Fund
Core Plus Bond Fund	International Emerging Markets Fund	Origin Emerging Markets Fund
Diversified International Fund	International Fund I	Overseas Fund
EDGE MidCap Fund	International Small Company Fund	Principal Capital Appreciation Fund
Equity Income Fund	LargeCap Growth Fund	Short-Term Income Fund
Finisterre Unconstrained Emerging Markets Bond Fund	LargeCap Growth Fund I	Small-MidCap Dividend Income Fund
Global Diversified Income Fund	LargeCap Value Fund III	SmallCap Fund
Global Multi-Strategy Fund	MidCap Fund	SmallCap Growth Fund I
Global Opportunities Fund	MidCap Growth Fund	SmallCap Value Fund II
Government & High Quality Bond Fund	MidCap Growth Fund III	SystematEx International Fund
Government Money Market Fund	MidCap Value Fund I	SystematEx Large Value Fund
High Yield Fund	MidCap Value Fund III	Tax-Exempt Bond Fund
High Yield Fund I	Money Market Fund

◦	Approve an amended fundamental investment restriction relating to concentration for the Fund (the Group C Funds listed below only (each a "Group C Fund" and, collectively, the "Group C Funds")).
Group C Funds:

Principal LifeTime 2010 Fund	Principal LifeTime 2060 Fund	Principal LifeTime Hybrid 2050 Fund
Principal LifeTime 2015 Fund	Principal LifeTime 2065 Fund	Principal LifeTime Hybrid 2055 Fund
Principal LifeTime 2020 Fund	Principal LifeTime Strategic Income Fund	Principal LifeTime Hybrid 2060 Fund
Principal LifeTime 2025 Fund	Principal LifeTime Hybrid 2015 Fund	Principal LifeTime Hybrid 2065 Fund
Principal LifeTime 2030 Fund	Principal LifeTime Hybrid 2020 Fund	Principal LifeTime Hybrid Income Fund
Principal LifeTime 2035 Fund	Principal LifeTime Hybrid 2025 Fund	SAM Balanced Portfolio*
Principal LifeTime 2040 Fund	Principal LifeTime Hybrid 2030 Fund	SAM Conservative Balanced Portfolio*
Principal LifeTime 2045 Fund	Principal LifeTime Hybrid 2035 Fund	SAM Conservative Growth Portfolio*
Principal LifeTime 2050 Fund	Principal LifeTime Hybrid 2040 Fund	SAM Flexible Income Portfolio*
Principal LifeTime 2055 Fund	Principal LifeTime Hybrid 2045 Fund	SAM Strategic Growth Portfolio*
* Strategic Asset Management (SAM) Portfolio.

•	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Enclosed you will find PFI’s Notice of Joint Annual Meeting of Shareholders, a Proxy Statement, and a proxy card for shares of each Fund you owned as of the Record Date. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has voted in favor of all of the proposals and recommends that you vote “For” all of the proposals.
In order for your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 24, 2019. As a convenience, we offer three options by which you may vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available when you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate you taking the time to respond to this important matter. Your vote is important. If you have questions regarding these proxy materials, please call our Proxy Services Center at 1-844-749-3636.

Sincerely,

Michael J. Beer
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Blue Chip Fund	MidCap Fund	Principal LifeTime Hybrid 2020 Fund
Bond Market Index Fund	MidCap Growth Fund	Principal LifeTime Hybrid 2025 Fund
California Municipal Fund	MidCap Growth Fund III	Principal LifeTime Hybrid 2030 Fund
Capital Securities Fund	MidCap S&P 400 Index Fund	Principal LifeTime Hybrid 2035 Fund
Core Plus Bond Fund	MidCap Value Fund I	Principal LifeTime Hybrid 2040 Fund
Diversified International Fund	MidCap Value Fund III	Principal LifeTime Hybrid 2045 Fund
Diversified Real Asset Fund	Money Market Fund	Principal LifeTime Hybrid 2050 Fund
EDGE MidCap Fund	Multi-Manager Equity Long/Short Fund	Principal LifeTime Hybrid 2055 Fund
Equity Income Fund	Opportunistic Municipal Fund	Principal LifeTime Hybrid 2060 Fund
Finisterre Unconstrained Emerging Markets Bond Fund	Origin Emerging Markets Fund	Principal LifeTime Hybrid 2065 Fund
Global Diversified Income Fund	Overseas Fund	Principal LifeTime Hybrid Income Fund
Global Multi-Strategy Fund	Preferred Securities Fund	Real Estate Debt Income Fund
Global Opportunities Fund	Principal Capital Appreciation Fund	Real Estate Securities Fund
Global Real Estate Securities Fund	Principal LifeTime 2010 Fund	SAM Balanced Portfolio*
Government & High Quality Bond Fund	Principal LifeTime 2015 Fund	SAM Conservative Balanced Portfolio*
Government Money Market Fund	Principal LifeTime 2020 Fund	SAM Conservative Growth Portfolio*
High Yield Fund	Principal LifeTime 2025 Fund	SAM Flexible Income Portfolio*
High Yield Fund I	Principal LifeTime 2030 Fund	SAM Strategic Growth Portfolio*
Income Fund	Principal LifeTime 2035 Fund	Short-Term Income Fund
Inflation Protection Fund	Principal LifeTime 2040 Fund	Small-MidCap Dividend Income Fund
International Emerging Markets Fund	Principal LifeTime 2045 Fund	SmallCap Fund
International Equity Index Fund	Principal LifeTime 2050 Fund	SmallCap Growth Fund I
International Fund I	Principal LifeTime 2055 Fund	SmallCap S&P 600 Index Fund
International Small Company Fund	Principal LifeTime 2060 Fund	SmallCap Value Fund II
LargeCap Growth Fund	Principal LifeTime 2065 Fund	SystematEx International Fund
LargeCap Growth Fund I	Principal LifeTime Strategic Income Fund	SystematEx Large Value Fund
LargeCap S&P 500 Index Fund	Principal LifeTime Hybrid 2015 Fund	Tax-Exempt Bond Fund
LargeCap Value Fund III
* Strategic Asset Management (SAM) Portfolio.

To the Shareholders:

A joint annual meeting of shareholders of each series of Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds will be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time (the “Meeting”). For PFI, the Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof:

1.	Election of the Board of Directors (Shareholders of all Funds).

2.	Approval of a new Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund (Diversified Real Asset Fund only).

3.	Approval of a new Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund (Global Diversified Income Fund only).

4.
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only).

5.
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only).

6.	Approval of amendment of certain fundamental investment restrictions:
a.     Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund).
b.     Approval of an amended fundamental investment restriction relating to diversification for the California Municipal Fund (California Municipal Fund only).
c.     Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only).
d.     Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group C Funds, as set forth in the proposal, only).
Each shareholder of record at the close of business on February 21, 2019, the record date for the Meeting, is entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you will have a separate proxy card for each such Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or the Internet). To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

Beth C. Wilson
Vice President and Secretary

Dated: March 4, 2019

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 25, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

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PRINCIPAL FUNDS, INC.

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS OF
PRINCIPAL FUNDS, INC.,
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC., AND
PRINCIPAL EXCHANGE-TRADED FUNDS
TO BE HELD APRIL 25, 2019

MARCH 4, 2019

TABLE OF CONTENTS

		Page
Introduction		3
Voting Information		4
Proposal 1	Election of the Board of Directors	7
Proposal 2	Approval of a new Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund	18
Proposal 3	Approval of a new Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund	22
Proposal 4	Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval (Group A Funds only)	25
Proposal 5	Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval (Group A Funds only)	27
Proposal 6	Approval of amendment of certain fundamental investment restrictions	28
6(a)	Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund)	28
6(b)	Approval of an amended fundamental investment restriction relating to diversification for the California Municipal Fund	30
6(c)	Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds only)	31
6(d)	Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group C Funds only)	31
Independent Registered Public Accounting Firm		32
Other Matters		35
Appendix A	Outstanding Shares and Share Ownership	A-1
Appendix B	Audit Committee Charter	B-1
Appendix C	Nominating and Governance Committee Charter	C-1
Appendix D	Form of Amended and Restated Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund	D-1
Appendix E	Form of Amended and Restated Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund	E-1

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2019
_________________
INTRODUCTION

Each series of Principal Funds, Inc. (“PFI” or “we”), Principal Variable Contracts Funds, Inc. ("PVC"), and Principal Exchange-Traded Funds ("PETF") will hold a joint annual meeting of shareholders on April 25, 2019 at 10:00 a.m. Central Time, at 655 9th Street, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form(s) of proxy card relate to PFI only and are first being sent to PFI shareholders on or about March 11, 2019. Separate proxy materials for each of PVC and PETF are being sent to PVC and PETF shareholders.
PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PFI currently offers 82 separate series (each a “Fund” and, collectively, the “Funds”) listed below:

Blue Chip Fund*	MidCap Fund	Principal LifeTime Hybrid 2020 Fund
Bond Market Index Fund*	MidCap Growth Fund	Principal LifeTime Hybrid 2025 Fund
California Municipal Fund	MidCap Growth Fund III	Principal LifeTime Hybrid 2030 Fund
Capital Securities Fund*	MidCap S&P 400 Index Fund	Principal LifeTime Hybrid 2035 Fund
Core Plus Bond Fund	MidCap Value Fund I	Principal LifeTime Hybrid 2040 Fund
Diversified International Fund	MidCap Value Fund III	Principal LifeTime Hybrid 2045 Fund
Diversified Real Asset Fund*	Money Market Fund	Principal LifeTime Hybrid 2050 Fund
EDGE MidCap Fund*	Multi-Manager Equity Long/Short Fund*	Principal LifeTime Hybrid 2055 Fund
Equity Income Fund	Opportunistic Municipal Fund*	Principal LifeTime Hybrid 2060 Fund
Finisterre Unconstrained Emerging Markets Bond Fund	Origin Emerging Markets Fund*	Principal LifeTime Hybrid 2065 Fund
Global Diversified Income Fund	Overseas Fund	Principal LifeTime Hybrid Income Fund
Global Multi-Strategy Fund*	Preferred Securities Fund*	Real Estate Debt Income Fund*
Global Opportunities Fund*	Principal Capital Appreciation Fund	Real Estate Securities Fund
Global Real Estate Securities Fund	Principal LifeTime 2010 Fund	SAM Balanced Portfolio**
Government & High Quality Bond Fund	Principal LifeTime 2015 Fund	SAM Conservative Balanced Portfolio**
Government Money Market Fund	Principal LifeTime 2020 Fund	SAM Conservative Growth Portfolio**
High Yield Fund	Principal LifeTime 2025 Fund	SAM Flexible Income Portfolio**
High Yield Fund I	Principal LifeTime 2030 Fund	SAM Strategic Growth Portfolio**
Income Fund	Principal LifeTime 2035 Fund	Short-Term Income Fund
Inflation Protection Fund	Principal LifeTime 2040 Fund	Small-MidCap Dividend Income Fund*
International Emerging Markets Fund	Principal LifeTime 2045 Fund	SmallCap Fund
International Equity Index Fund*	Principal LifeTime 2050 Fund	SmallCap Growth Fund I
International Fund I	Principal LifeTime 2055 Fund	SmallCap S&P 600 Index Fund
International Small Company Fund*	Principal LifeTime 2060 Fund	SmallCap Value Fund II
LargeCap Growth Fund	Principal LifeTime 2065 Fund	SystematEx International Fund*
LargeCap Growth Fund I	Principal LifeTime Strategic Income Fund	SystematEx Large Value Fund*
LargeCap S&P 500 Index Fund	Principal LifeTime Hybrid 2015 Fund	Tax-Exempt Bond Fund
LargeCap Value Fund III

*	These Funds have a fiscal year end of August 31. For all other Funds, the fiscal year end is October 31.

**	Strategic Asset Management (SAM) Portfolio.

The sponsor of PFI is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa (“Principal Life”), and the investment advisor and fund administrator to the Funds is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor”) is the distributor for all share classes of the Funds. Principal Life, PGI, and the Distributor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
PFI will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact PFI by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PFI at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses.
Summary of Proposals. The Meeting is being held to consider several proposals. The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Directors	Shareholders of all Funds
Proposal 2	Approval of a new Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund	Diversified Real Asset Fund
Proposal 3	Approval of a new Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund	Global Diversified Income Fund
Proposal 4
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval
Group A Funds, as set forth in Proposal 4
Proposal 5
Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval
Group A Funds, as set forth in Proposal 5
Proposal 6	Approval of amendment of certain fundamental investment restrictions
6(a)	Approval of an amended fundamental investment restriction relating to commodities for the Fund	Each Fund
6(b)	Approval of an amended fundamental investment restriction relating to diversification for the California Municipal Fund	California Municipal Fund
6(c)	Approval of an amended fundamental investment restriction relating to concentration for the Fund	Group B Funds, as set forth in Proposal 6(c)
6(d)	Approval of an amended fundamental investment restriction relating to concentration for the Fund	Group C Funds, as set forth in Proposal 6(d)

VOTING INFORMATION

Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. Please vote your shares by mailing the enclosed card(s) in the enclosed postage-paid envelope or by following the instructions on the card(s) for voting by telephone or via the Internet. Shareholders who wish to attend the Meeting in person may call 1-800-222-5852 if they have any questions.

If you complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or via the Internet), the persons named on the card as proxies will vote your shares as you indicate on the proxy card(s) (or as you instruct by telephone or via the Internet) or for approval of each proposal for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Funds, Inc. in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Funds, Inc. in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or via the Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting rights. Only shareholders of record at the close of business on February 21, 2019 (the “Record Date”) are entitled to vote. The shareholders of all Funds and all share classes will vote together on Proposal 1 regarding the election of Directors. The shareholders of each Fund subject to the proposal will vote together and not by class of shares for Proposals 2 - 6. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of that Fund you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of a Director under Proposal 1. This means that those nominees for Director receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Director because all nominees who receive votes in favor will be elected. Proposals 2 - 6 require for approval the vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, a proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Fund to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum requirements; abstentions and broker non-votes. A quorum must be present at the Meeting for the transaction of business by any Fund. For Proposal 1, the presence in person or by proxy of one-third of the shares of PFI outstanding at the close of business on the Record Date constitutes a quorum. For Proposals 2 - 6, the presence in person or by proxy of one-third of the shares of each applicable Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposals 2 - 6 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposals 2 - 6 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposals 2 - 6 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PFI, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PFI will reimburse them for their out-of-pocket expenses. PFI has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $8,000,000.
Expenses of the Meeting. The Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

(Shareholders of all Funds)

At its January 31, 2019 meeting, the Board named the twelve persons listed below as nominees for election as Directors. Eleven of the nominees currently serve as Directors. The other nominee, Timothy M. Dunbar, will become a Director immediately if he is elected as a Director at the Meeting. If elected, Mr. Dunbar will fill the vacancy on the Board created by the departure of Nora Everett, who on November 28, 2018 announced her intention to retire as Chair and member of the Board, effective March 12, 2019.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PFI's Directors and the new nominee, including their principal occupations and other directorships. Ms. Everett is not standing for re-election at the Meeting because she is retiring from the Board prior to the date of the Meeting. Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PFI (the “Interested Directors”) and those Directors and nominees who are not interested persons of PFI (the “Independent Directors”). Three of the nominees for Independent Director, Ms. McMillan, Ms. Nickels, and Ms. VanDeWeghe, have not previously been elected Directors by PFI's shareholders. The Board’s Nominating and Governance Committee, composed of two of PFI’s Independent Directors, selected and nominated Ms. McMillan, Ms. Nickels, and Ms. VanDeWeghe as candidates for Director upon the recommendations of one or more of the Directors. Two of the nominees for Interested Director, Mr. Dunbar and Mr. Halter, have not previously been elected Directors by PFI's shareholders, and both were selected and nominated as candidates for Director upon the recommendations of affiliated persons of PGI, PFI's investment advisor.
All individuals who are current PFI Directors also serve as directors of PVC, another mutual fund sponsored by Principal Life, and as trustees of PETF, an exchange-traded fund sponsored by Principal Life. All individuals who are nominees as PFI Directors are also currently standing as nominees for election as directors or trustees, as applicable, of PVC and PETF and, if elected by those respective shareholders, will serve as directors or trustees, as applicable, of PVC and PETF. If the same individuals are not elected by the shareholders of each of PFI, PVC, and PETF, the compositions of those boards will differ. PFI, PVC, and PETF (collectively, the “Fund Complex”) currently offer shares of a combined total of 131 funds.
Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified.

Independent Directors and Nominees
Name, Address, and Year of Birth	Position(s) Held with PFI and Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Director (since 2004) Member Nominating and Governance Committee	Principal, EBA Associates (consulting and investments)	131	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director (since 2012) Member Audit Committee	Retired	131	McClatchy Newspapers, Inc.; Frontier Communications, Inc.; formerly, Herbalife Ltd.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Director (since 2008) Member 15(c) Committee Member Audit Committee	President, C.P. Damos Consulting LLC (consulting services)	131	None

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Lead Independent Director (since 2011) Director (since 2004) Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	131	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director (since 2005) Member 15(c) Committee Member Operations Committee	Formerly, CEO, MAM USA (manufacturer of infant and juvenile products)	131	MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Director (since 2012) Member 15(c) Committee Member Operations Committee	Retired	131	Armstrong World Industries, Inc. (manufacturing)

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director (since 2014) Member Operations Committee	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	131	None

Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director (since 2015) Member Audit Committee	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	131	SpartanNash; formerly: Charlotte Russe, Follet Corporation, PetSmart, Spectrum Health Systems

Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director (since 2018) Member Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	131	Formerly: Brown Advisory, B/E Aerospace, WP Carey, Nalco (and its successor Ecolab)

The following Directors are considered to be Interested Directors because they are affiliated persons of PGI, the Distributor and/or the Fund’s principal underwriter, or Principal Securities, Inc. ("PSI”), PFI's former principal underwriter.

Interested Directors
Name, Address, and Year of Birth	Position(s) Held with PFI and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	Chief Executive Officer and President (since 2015) Director (since 2012) Member Executive Committee	Executive Director - Funds and Director, PGI (since 2017) Chief Executive Officer and Director, PFD (since 2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) President, Chief Executive Officer, and Chair, PMC (2015-2017) EVP/Chief Operating Officer, PMC (2008-2015) Director, PMC (2006-2015) President and Director, PSI (2005-2015) Chairman and Executive Vice President, PSS (since 2015) President and Director, PSS (2007-2015)	131	None

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Nominee for Director
Director, PGI (since 2018)
President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018)
Chair/Executive Vice President, RobustWealth, Inc. (since 2018)
Director, Post (since 2018)
Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)
			N/A	None

Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director (since 2017)	Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Chair, PGI (since 2018) Director, PGI (2003-2018) Director, Finisterre (since 2018) Director, Origin (since 2018) Chair, Post (since 2017) Chief Executive Officer, Principal-REI (since 2005) Chair, Principal-REI (since 2004) Chair, Spectrum (since 2017)	131	None

**	Abbreviations used:

•	Columbus Circle Investors, LLC (CCI)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Financial Group, Inc. (PFG)

•	Principal Financial Services, Inc. (PFSI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC), now PGI

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Securities, Inc. (PSI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Director received by PFI are forwarded to the full Board or to the individual Director.
Officers of PFI

The following table presents certain information regarding the current officers of PFI, including their principal occupations. Officers serve at the pleasure of the Board. Each PFI officer holds the same position with PVC and PETF.

Name, Address, and Year of Birth	Position(s) Held with PFI and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	President and Chief Executive Officer (since 2015) Director (since 2012) Member Executive Committee
Executive Director - Funds and Director, PGI (since 2017)
Chief Executive Officer and Director, PFD (since 2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
President, Chief Executive Officer, and Chair, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Director, PMC (2006-2015)
President and Director, PSI (2005-2015)
Chairman and Executive Vice President, PSS (since 2015)
President and Director, PSS (2007-2015)

Randy L. Bergstrom 711 High Street Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Block 711 High Street Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2010-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017)

Tracy W. Bollin 711 High Street Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Managing Director, PGI (since 2016)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (2010-2016)
Chief Operating Officer and Senior Vice President, PMC (2015-2017)
Director, PMC (2014-2017)
Chief Financial Officer, PMC (2010-2015)
Chief Financial Officer, PSI (2010-2015)
President, PSS (since 2015)
Director, PSS (since 2014)
Chief Financial Officer, PSS (2010-2015)

Nora M. Everett(1) 711 High Street Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Finisterre
Director, Origin
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)

Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal-REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Name, Address, and Year of Birth	Position(s) Held with PFI and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice

Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)

Layne A. Rasmussen 711 High Street Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC (through 2017) Director - Accounting, PLIC (since 2015) Financial Controller, PLIC (prior to 2015)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015 - 2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President and Chief Compliance Officer, PMC (2015-2017) Vice President, PSS (since 2015)

Britney L. Schnathorst 711 High Street Des Moines, IA 50392 1981	Assistant Secretary (since 2017) Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Assistant General Counsel, PGI (2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017)

Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasurer, PGI (since 2017)
Assistant Vice President/Treasury, PFA (since 2013)
Assistant Vice President/Treasury, PFD (since 2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI (since 2013)
Assistant Vice President/Treasury, PSS (since 2013)

Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC

Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (since 2017) Counsel, PLIC (since 2015) Senior Attorney, TLIC (2013-2015)

**	Abbreviations used:
•Finisterre Capital LLP (Finisterre)
•Origin Asset Management LLP (Origin)
•Principal Financial Advisors, Inc. (PFA)
•Principal Funds Distributor, Inc. (PFD)
•Principal Global Investors, LLC (PGI)
•Principal Life Insurance Company (PLIC)
•Principal Management Corporation (PMC), now PGI
•Principal Real Estate Investors, LLC (Principal-REI)
•Principal Securities, Inc. (PSI)
•Principal Shareholder Services, Inc. (PSS)
•Transamerica Life Insurance Company (TLIC)
(1) Effective March 12, 2019, Ms. Everett will retire as Chair and member of the Board.

Leadership Structure of the Board of Directors

Overall responsibility for directing PFI’s business and affairs rests with the Board of Directors, who are elected by PFI’s shareholders. In addition to serving on the PFI Board, each Director serves on the PVC Board and the PETF Board. The Board is responsible for overseeing PFI’s operations in accordance with the 1940 Act, other applicable laws, and PFI’s charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly scheduled meetings. Board members who are Independent Directors meet annually to consider renewal of PFI’s advisory contracts. Each Director and Director nominee has significant prior senior management and/or board experience.
As of the Record Date, the Board is composed of twelve members, nine of whom are Independent Directors. As stated above, on November 28, 2018, Ms. Everett announced her intention to retire as Chair and member of the Board, effective March 12, 2019. Mr. Dunbar will fill the Board vacancy created by Ms. Everett's retirement, effective immediately, if he is elected a Director at the Meeting. Following Ms. Everett's retirement and if Mr. Dunbar is elected, the Board will continue to be composed of twelve members, nine of whom are Independent Directors.
Currently, the Chair of the Board, Nora Everett, is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chair, the agenda for each Board meeting and facilitate communication among PFI’s Independent Directors as well as communication among the Independent Directors, PFI management and the full Board. PFI has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board committees, which are described below, and the allocation of responsibilities among them. Following Ms. Everett’s retirement on March 12, 2019, the Board will elect a new Chair based upon its assessment of an appropriate leadership structure for the Board.
The Directors were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director. As required by rules the SEC has adopted under the 1940 Act, PFI’s Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004 and as a Trustee of PETF since 2014. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment, and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory, and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008 and as a Trustee of PETF since 2014. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting LLC (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds, and employment experience, Mr. Damos is experienced with financial, accounting, regulatory, and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004 and Lead Independent Director since 2011 and as a Trustee of PETF since 2014. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education, and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory, and investment matters.
Fritz S. Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005 and as a Trustee of PETF since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds, employment experience, and his education, Mr. Hirsch is experienced with financial, accounting, regulatory, and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory, and investment matters.
Karen ("Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC, and as a Trustee of PETF, since September 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health Systems; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting, and regulatory matters.
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe served as a director of Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education and employment experience, and her experience as a director, she is experienced with financial, investment, and regulatory matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of PETF since 2013, and has served as Chief Executive Officer and President of PFI, PVC, and PETF since 2015. Mr. Beer previously served as Executive Vice President of PFI and PVC (2001-2015) and PETF (2014-2015). Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015), and director of PMC (2006-2017), prior to PMC's merger with and into PGI. Mr. Beer has also served as the President and a director of PSI and PSS. Mr. Beer serves as Executive Director - Funds and Director of PGI. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory, and investment matters.
Timothy M. Dunbar. Mr. Dunbar is a new nominee for Director of PFI and PVC and for Trustee of PETF. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Director of PFI and PVC, and as a Trustee of PETF, since 2017. Mr. Halter also serves as Chief Executive Officer, President, and director of PGI, and Chief Executive Officer and Chair of Principal-REI. He has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.

Risk oversight forms part of the Board’s general oversight of PFI and is addressed as part of various Board and committee activities. As part of its regular oversight of PFI, the Board, directly or through a committee, interacts with and reviews reports from, among others, PFI management, sub-advisors, PFI’s Chief Compliance Officer, PFI's independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of PFI management and PGI, reviews investment policies and risks in connection with its review of PFI’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI’s compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board’s periodic review of PFI’s advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee comprised of PFI and PGI officers and has approved and periodically reviews valuation policies applicable to valuing PFI’s shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor PFI's accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of PFI's financial statements; (2) PFI's compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of PFI's independent registered public accountants. The Audit Committee also provides an open avenue of communication among PFI's independent registered public accountants, PGI's internal auditors, PFI management, and the Board. The Audit Committee is composed of Mr. Barnes, Mr. Damos, and Ms. Nickels.
A copy of the Audit Committee Charter of the Board is included as Appendix B to this Proxy Statement.
Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the business of PFI except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend PFI's charter or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. As of the Record Date, the Executive Committee is composed of Mr. Grimmett, Mr. Beer, and Ms. Everett. Following Ms. Everett's retirement on March 12, 2019, the Board will appoint a third Director to serve on this committee.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of PFI for election to the Board. Generally, the Nominating and Governance Committee requests director nominee suggestions from the Board and management. In addition, the Nominating and Governance Committee will consider director candidates recommended by PFI shareholders.
Director recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Nominating and Governance Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Nominating and Governance Committee also meets personally with the nominees and conducts a reference check. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee is composed of Ms. Ballantine and Mr. Grimmett.
A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix C to this Proxy Statement.
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to PFI, communications with PFI's shareholders, and review and oversight of PFI's operations. The Operations Committee is composed of Mr. Hirsch, Mr. Huang, Ms. McMillan, and Ms. VanDeWeghe.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of PFI's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing materials. The 15(c) Committee is composed of Mr. Damos, Mr. Grimmett, Mr. Hirsch, and Mr. Huang.
Board and Committee Meetings

The Board of Directors held the following Board and Board committee meetings during the 2018 fiscal year:

	Number of Meetings during 2018 Fiscal Year
Board/Committee	Fiscal Year 8/31 Funds(1)	Fiscal Year 10/31 Funds(2)
Board of Directors	8	9
Audit Committee	7	7
Executive Committee	0	0
Nominating and Governance Committee	5	4
Operations Committee	4	4
15(c) Committee	5	5

(1)
The Blue Chip, Bond Market Index, Capital Securities, Diversified Real Asset, EDGE MidCap, Global Multi-Strategy, Global Opportunities, International Equity Index, International Small Company, Multi-Manager Equity Long/Short, Opportunistic Municipal, Origin Emerging Markets, Preferred Securities, Real Estate Debt Income, Small-MidCap Dividend Income, SystematEx International and SystematEx Large Value Funds have a fiscal year ending on August 31.

(2)	All the other PFI Funds have a fiscal year ending on October 31.

For the 2018 fiscal year, each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Director served, held during the time the Director was a member of the Board.
None of the Funds currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.
Compensation
PFI does not pay any remuneration to its Directors or officers who are employed by PGI or its affiliates. The Board annually considers a proposal to reimburse PGI for a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio. Each Director who is not an “interested person” received compensation for service as a member of the Boards of PFI, PVC, and PETF based on a schedule that takes into account an annual retainer amount and the number of meetings attended. Responsibility for these fees and expenses are divided among the portfolios of PFI, PVC, and PETF based on their relative net assets.
The following table provides information regarding the compensation received by the Independent Directors from PFI during the 2018 fiscal year. Information is provided separately for the Funds having fiscal years ended August 31, 2018 and October 31, 2018. The table also provides information regarding the compensation received by the Independent Directors from the Fund Complex during the fiscal years ended August 31, 2018 and October 31, 2018. As stated above, the Fund Complex includes PFI, PVC, and PETF. PFI does not provide retirement benefits to any Director.

	PFI Funds		Fund Complex
Director	FY Ended 8/31/18	FY Ended 10/31/18	FY Ended 8/31/18	FY Ended 10/31/18
Elizabeth Ballantine	$35,197	$206,895	$269,000	$270,000
Leroy T. Barnes, Jr.	$38,143	$224,512	$291,500	$293,000
Craig Damos	$38,797	$230,256	$296,500	$300,500
Mark A. Grimmett	$42,003	$248,662	$321,000	$324,500
Fritz S. Hirsch	$39,057	$231,800	$298,500	$302,500
Tao Huang	$37,093	$219,922	$283,500	$287,000
Karen ("Karrie") McMillian	$35,982	$213,403	$275,000	$278,500
Elizabeth A. Nickels	$35,981	$213,400	$275,000	$278,500
Mary M. ("Meg") VanDeWeghe *	$17,165	$152,666	$131,500	$199,750
* Director's appointment effective April 13, 2018.
Share Ownership
The following tables set forth the dollar range of the equity securities of each Fund, and the aggregate dollar range of the equity securities of all funds within the Fund Complex, which the Directors and Director nominee beneficially owned as of December 31, 2018. As of December 31, 2018, each of the Directors listed in the table did not beneficially own shares of funds that do not appear in the table.
As stated above, the Fund Complex includes PFI, PVC, and PETF. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in a PFG employee benefit program that invests in PFI. Directors who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life. Ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000
Independent Directors (Not Considered to Be “Interested Persons”)

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	McMillan	Nickels	VanDeWeghe
Blue Chip	A	A	E	A	A	A	D	E	D
Core Plus Bond	A	A	E	D	C	A	A	A	A
Diversified International	C	A	A	A	C	A	A	A	A
Diversified Real Asset	A	A	C	D	C	A	A	A	A
Equity Income	A	A	A	A	A	D	A	A	A
Global Diversified Income	A	E	D	A	C	A	D	A	A
Global Real Estate Securities	A	A	A	A	C	A	A	A	A
Government & High Quality Bond	A	A	E	D	A	A	A	A	A
High Yield	A	A	A	A	C	A	A	A	A
Income	A	A	A	D	A	A	A	A	A
Inflation Protection	A	A	A	D	C	A	A	A	A
International Emerging Markets	C	A	A	A	C	A	A	A	A
LargeCap Growth	A	A	A	A	A	A	A	A	A
LargeCap S&P 500 Index	C	A	A	C	D	A	A	A	A
MidCap	A	A	E	E	A	A	A	E	A
Money Market	A	A	A	B	A	A	A	A	A
Preferred Securities	A	A	E	A	A	A	A	A	A
Principal Capital Appreciation	C	A	A	A	A	A	A	A	A
Principal LifeTime 2010	A	A	A	E	A	A	A	A	A
Principal LifeTime 2030	A	A	A	A	E	A	A	A	A
Real Estate Securities	B	A	A	A	A	C	A	A	A
SAM Balanced	A	A	C	A	A	A	A	A	A
SAM Flexible Income	A	A	A	E	A	A	A	A	A
Short-Term Income	A	A	A	E	A	A	A	A	A
SmallCap	C	A	A	D	A	C	A	A	A
SmallCap Value Fund II	A	A	A	A	C	A	A	A	A
Total Fund Complex	E	E	E	E	E	E	E	E	E

Directors Considered to Be “Interested Persons”

Fund	Beer	Dunbar	Everett	Halter
Global Multi-Strategy	E	A	A	A
MidCap	E	A	A	A

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Dunbar	Everett	Halter
Blue Chip	B	A	A	A
Diversified International	C	A	E	A
Equity Income	C	A	E	E
Global Diversified Income	B	A	A	A
Global Multi-Strategy (excess)	C	A	A	A
Inflation Protection	C	A	A	A
International Emerging Markets	C	A	E	A
LargeCap Growth	A	C	A	D
LargeCap S&P 500 Index	C	A	A	E
MidCap	C	A	E	A
Money Market	A	A	A	B
Principal Capital Appreciation	A	C	A	A
Principal LifeTime Hybrid 2015	C	E	A	A
Principal LifeTime Hybrid 2020	A	E	A	A
Principal LifeTime Hybrid 2030	B	E	A	A
Real Estate Debt Income	C	A	A	A
Real Estate Securities	C	A	A	A
Short-Term Income	D	A	A	A
SmallCap	B	A	A	A
SmallCap S&P 600 Index	C	A	A	A
Total Fund Complex	E	E	E	E
Required vote. The shareholders of all Funds and all share classes will vote together on the election of Directors. The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Director of PFI. If one or more nominee(s) for Director are not elected, the Board will determine what action, if any, should be taken.
The Board of Directors recommends that shareholders vote “For” each nominee.

PROPOSAL 2
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT
WITH PRINCIPAL REAL ESTATE INVESTORS, LLC FOR THE DIVERSIFIED REAL ASSET FUND
(Diversified Real Asset Fund Only)
At its meeting on December 11, 2018, the Board, including all the Independent Directors, approved a new sub-advisory agreement between PGI and Principal Real Estate Investors, LLC (“Principal-REI”), appointing Principal-REI as a sub-advisor to the Diversified Real Asset Fund ("DRA") for a new commercial mortgage-backed security ("CMBS") single asset, single borrower ("SASB") portion of its portfolio. If DRA’s shareholders approve the new sub-advisory agreement with Principal-REI under this Proposal 2, the new agreement is expected to become effective in May 2019.
DRA pursues multiple investment strategies or “sleeves,” which are executed by multiple sub-advisors. PGI is responsible for, among other things, administering DRA’s business and affairs and selecting, contracting with, compensating, and monitoring the sub-advisors that manage portions of DRA’s assets. In managing DRA, PGI determines the allocation of DRA’s assets among the different sleeves and sub-advisors. DRA’s current sub-advisors are: BlackRock Financial Management, Inc. ("BlackRock") and sub-sub-advisor, BlackRock International Limited ("BIL"); BNP PARIBAS ASSET MANAGEMENT USA, Inc. ("BNP"); Mellon Investments Corporation ("Mellon"); Credit Suisse Asset Management, LLC ("Credit Suisse"); Delaware Investments Fund Advisers ("Delaware Investments"); Pictet Asset Management SA ("Pictet"); Principal-REI; RARE Infrastructure (North America) Pty Limited ("RARE"); Symphony Asset Management LLC ("Symphony"); and Tortoise Capital Advisors, L.L.C. ("Tortoise"). Principal-REI is an affiliate of PGI.
The sub-advisory agreements with BlackRock and BIL (both dated April 17, 2017), BNP (dated May 22, 2017), Credit Suisse (dated May 22, 2017), Delaware Investments (dated December 15, 2017), Mellon (dated October 1, 2017), Pictet (dated October 1, 2017), RARE (dated April 3, 2018), Principal-REI (dated January 1, 2019), Symphony (dated May 22, 2017), and Tortoise (dated January 31, 2018) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 11, 2018, in connection with the Board's annual review and continuance of such agreements. The amended sub-advisory agreement with Principal-REI for the global real estate investment sleeve of DRA that it currently manages was approved by the Board (including a majority of the Independent Directors) on December 11, 2018 to reduce the sub-advisor fee rate effective as of January 1, 2019. The sub-advisory agreement with Principal-REI, which is an affiliate of PGI, was most recently approved by DRA's shareholders on March 16, 2010.
PGI seeks to implement a CMBS SASB strategy managed by Principal-REI to complement DRA’s existing real return segment. SASB is a subset of the broader CMBS market that represents single property (single asset) or a portfolio of properties owned by the same sponsor (single borrower). The CMBS SASB sleeve would be a new asset class within the real return segment of DRA, which currently consists of Treasury inflation-protected securities (TIPS), floating rate bank loans, and currency. PGI selected Principal-REI to manage the CMBS SASB sleeve due to Principal-REI's deep expertise in the broad CMBS category.
Approval of the new sub-advisory agreement with Principal-REI will not result in an increase in the management fees that DRA pays to PGI as investment advisor nor will it result in a decrease in the level or quality of the sub-advisory services provided to DRA.
Pursuant to exemptive orders issued by the SEC, PGI is not required to obtain shareholder approval of new sub-advisory agreements, or material amendments to sub-advisory agreements, with (i) unaffiliated sub-advisors or (ii) wholly-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI), provided shareholders of the relevant fund have approved the fund's use of the exemptive order. Principal-REI is a wholly-owned affiliated sub-advisor. However, because DRA shareholders have not approved DRA's reliance on such order, shareholders are being asked to approve the new sub-advisory agreement with Principal-REI.

THE NEW AGREEMENT
Except with respect to compensation as described below and its term, the provisions of the new sub-advisory agreement with Principal-REI related to the CMBS SASB sleeve are the same in all material respects as those of DRA’s current sub-advisory and sub-sub-advisory agreements. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix D to this Proxy Statement.
Under the proposed sub-advisory agreement, as with the current sub-advisory agreements with the current sub-advisors, Principal-REI will, among other things:

(1)
provide investment advisory services to DRA , including providing investment advice and recommendations with respect to DRA’s investments consistent with DRA’s investment objective, investment policies and restrictions;

(2)	arrange for the purchase and sale of DRA's portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)	advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of DRA ; and

(5)	provide periodic reports regarding the investment services provided to DRA.
Compensation. Sub-advisory fees are paid by PGI out of the management fee DRA pays to PGI and are not an additional charge to DRA. Under the proposed and current sub-advisory agreements, PGI pays each sub-advisor a fee.
The appointment of Principal-REI is expected to benefit PGI by increasing, with respect to the assets of the Fund’s CMBS SASB sleeve, the amount of the management fees that are retained by PGI and its affiliates rather than being paid to unaffiliated sub-advisors. In addition, this arrangement may be viewed as presenting a conflict of interest because PGI will have a financial incentive to allocate assets to Principal-REI rather than to unaffiliated sub-advisors of DRA. In recommending for approval the new sub-advisory agreement with Principal-REI, the Board, including the Independent Directors, considered such potential conflicts of interest and further considered that PGI has a fiduciary duty to act in DRA’s best interests.
PRINCIPAL-REI
Principal-REI is an indirect, wholly-owned subsidiary of PFG. Principal-REI manages commercial real estate across the spectrum of public and private equity and debt instruments, primarily for institutional investors. Principal-REI's headquarters are located at 711 High Street, Des Moines, Iowa 50392.
Management of Principal-REI. Set forth below are the names and principal occupations of the principal executive officer and directors of Principal-REI. The address of each such person is 711 High Street, Des Moines IA 50392.

Name	Position with Principal-REI
Patrick G. Halter	Chairman and Chief Executive Officer
Todd E. Everett	Director
Julia M. Lawler	Director
Similar Investment Companies Advised by Principal-REI. Principal-REI has advised PFI that it does not act as an investment advisor or sub-advisor of any registered investment company having the same investment objective and policies as those of the CMBS SASB sleeve that it will be managing for DRA.
Payments to Affiliates. Principal-REI is an affiliate of PGI and the Distributor. For the fiscal year ended August 31, 2018, DRA paid PGI management fees of approximately $33,383,000 and the Distributor Rule 12b-1 distribution fees of approximately $498,000. For the fiscal year ended August 31, 2018, a total of $271,989 in brokerage commissions paid by DRA (representing 10.42% of total commissions paid by DRA) were paid to brokers affiliated with PGI or sub-advisors of PFI, as follows:

Fund	Sub-Advisor	Affiliated Broker Receiving Commissions	2018 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified Real Asset
	Mellon Investments Corporation	ConvergEx Execution Solutions, LLC	$23,543	0.90%	1.51%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	178,398	6.84	6.82
	Eagle Asset Management, Inc.	Raymond James & Associates	17,787	0.68	0.88
	Robert W. Baird & Co., Inc.	Robert W. Baird & Co.	814	0.03	0.01
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	32,073	1.23	1.80
	Analytic Investors, LLC	Wells Fargo Advisor	7	—	—
	Analytic Investors, LLC	Wells Fargo Securities, LLC	19,367	0.74	1.50
Total			$271,989	10.42%	12.52%
BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
On December 11, 2018, the Board considered the approval of a sub-advisory agreement with Principal-REI with respect to the new CMBS SASB sleeve of DRA. Based upon its review, the Board concluded that it was in the best interests of DRA to approve the new sub-advisory agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

The Board considered the nature, quality and extent of the services expected to be provided under the sub-advisory agreement. The Board considered the reputation, qualifications and background of Principal-REI, the investment approach of Principal-REI, the experience and skills of Principal-REI's investment personnel who would be responsible for the day-to-day management of DRA, and the resources made available to such personnel. The Board noted that Principal-REI currently provides sub-advisory services for other PFI Funds, and that the Board had reviewed and had approved renewal of those sub-advisory agreements at its September 2018 Board meeting. In addition, the Board considered PGI's program for recommending, monitoring and replacing sub-advisors, that such program emphasizes the selection of Principal-affiliated sub-advisors that are determined to be qualified under its due diligence process and that PGI recommended Principal-REI based on that program.

As the CMBS SASB sleeve is a new investment sleeve for DRA, the Board did not review performance of the sleeve because no track record was available. However, the Board took note that Principal-REI has managed real estate security strategies for other series of PFI, the performance of which is reviewed by the Board.

The Board also reviewed the expected impact on profitability to PGI from the addition of Principal-REI. The Board considered the proposed sub-advisory fee to be paid to Principal-REI, noting that PGI compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to DRA under the proposed sub-advisory agreement. The Board noted that the proposed sub-advisory fee schedule does not include breakpoints, but concluded that such fee schedule is appropriate at currently anticipated asset levels. The Board considered Principal-REI's representation that it does not have any advisory clients with a lower fee for the specific mandate that it will manage for DRA and PGI's statement that it found the proposed sub-advisory fee schedule is competitive. The Board also considered that Principal-REI's appointment is contingent upon DRA's shareholders approving the sub-advisory agreement, which will involve the costs of holding a shareholder meeting. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

The Board also considered the character and amount of other fall-out benefits to be received by Principal-REI. The Board noted that Principal-REI does not intend to use soft dollars in advising the CMBS SASB of DRA. The Board concluded, on the basis of the information provided, that the proposed sub-advisory fee was reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of DRA.

Required vote. DRA’s shareholders will vote separately on this Proposal 2. Approval of the new sub-advisory agreement requires the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of DRA. If the required shareholder approval is not obtained, the Board will determine what action should be taken.
The Board of Directors, including all the Independent Directors, recommends that shareholders of DRA vote "For" the Proposal.

PROPOSAL 3
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT
WITH FINISTERRE CAPITAL LLP FOR THE GLOBAL DIVERSIFIED INCOME FUND
(Global Diversified Income Fund Only)
At its meeting on December 11, 2018, the Board, including all the Independent Directors, approved a new sub-advisory agreement between PGI and Finisterre Capital LLP (“Finisterre”), appointing Finisterre as a sub-advisor to the Global Diversified Income Fund ("GDI") for the emerging markets debt portion of its portfolio. If GDI’s shareholders approve the new sub-advisory agreement with Finisterre under this Proposal 3, Finisterre will replace Stone Harbor Investment Partners LP ("Stone Harbor") as sub-advisor for part of the emerging markets debt portion of GDI. The new agreement is expected to become effective in May 2019.
GDI pursues multiple investment strategies or “sleeves,” which are executed by multiple sub-advisors. PGI is responsible for, among other things, administering the business and affairs of GDI and selecting, contracting with, compensating, and monitoring the sub-advisors that manage portions of GDI’s assets. In managing GDI, PGI determines the allocation of GDI’s assets among the different sleeves and sub-advisors. GDI’s current sub-advisors are: DDJ Capital Management, LLC ("DDJ"); Logan Circle Partners, L.P. ("Logan Circle"); Post Advisory Group, LLC ("Post"); Principal Real Estate Investors, LLC ("Principal-REI"); Spectrum Asset Management, Inc. ("Spectrum"); Stone Harbor; and W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management) (“Reaves”). Post, Principal-REI, and Spectrum are affiliates of PGI.
The sub-advisory agreements with DDJ (dated October 2, 2017), Logan Circle (dated April 1, 2018), Post (dated January 1, 2018), Principal-REI (dated January 1, 2019), Spectrum (dated January 1, 2018), Stone Harbor (dated January 1, 2015), and Reaves (dated October 1, 2017) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 11, 2018, in connection with the Board's annual review and continuance of such agreements. The sub-advisory agreements with Principal-REI and Spectrum, which are affiliates of PGI, were most recently approved by GDI's shareholders on December 15, 2008. The sub-advisory agreement with Post, which is an affiliate of PGI, was most recently approved by GDI's shareholders on December 11, 2012.
The emerging markets debt sleeve is currently managed by Stone Harbor and Logan Circle. Based on Stone Harbor's performance and Finisterre's composite results in absolute, index-relative and risk-adjusted terms in this strategy, PGI recommended terminating Stone Harbor and appointing Finisterre as sub-advisor for a majority of that portion of the emerging markets debt sleeve managed by Stone Harbor. As a result of this replacement, Finisterre would manage approximately 10% of GDI. Based on Finisterre's modeled results of the volatility and returns of its investment strategy, PGI believes that GDI’s shareholders will benefit by the replacement of Stone Harbor as sub-advisor to GDI by Finisterre.
Approval of the new sub-advisory agreement with Finisterre will not result in an increase in the management fees that GDI pays to PGI as investment advisor, nor will it result in a decrease in the level or quality of the sub-advisory services provided to GDI.
Pursuant to exemptive orders issued by the SEC, PGI is not required to obtain shareholder approval of sub-advisory agreements, or material amendments to sub-advisory agreements, with (i) unaffiliated sub-advisors or (ii) wholly-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI), provided shareholders of the applicable fund have approved the fund's use of that order. GDI shareholders have approved GDI's reliance on such order. However, because Finisterre is a majority-owned (but not wholly-owned) affiliate of PGI, shareholders are being asked to approve the new sub-advisory agreement with Finisterre.
THE NEW AGREEMENT
Except with respect to compensation as described below and its term, the provisions of the new sub-advisory agreement with Finisterre related to the emerging markets debt sleeve are the same in all material respects as those of the current sub-advisory agreements for GDI. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix E to this Proxy Statement.

Under the proposed sub-advisory agreement, as with the current sub-advisory agreements with the current sub-advisors, Finisterre will, among other things:

(1)
provide investment advisory services to GDI, including providing investment advice and recommendations with respect to GDI’s investments consistent with GDI’s investment objective, investment policies and restrictions;

(2)	arrange for the purchase and sale of GDI’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)	advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of GDI; and

(5)	provide periodic reports regarding the investment services provided to GDI.
Compensation. Sub-advisory fees are paid by PGI out of the management fee GDI pays to PGI and are not an additional charge to GDI. Under the proposed and current sub-advisory agreements, PGI pays each sub-advisor a fee. The fee schedule under the proposed sub-advisory agreement with Finisterre is set forth below.

Sub-Advisor's Fee as a Percentage of Prior Month End Assets
Assets less than $800M	0.35% on all assets
Assets equal to or greater than $800M and less than $900M	0.34% on all assets
Assets equal to or greater than $900M and less than $1B	0.33% on all assets
Assets equal to or greater than $1B and less than $1.1B	0.32% on all assets
Assets equal to or greater than $1.1B and less than $1.2B	0.31% on all assets
Assets equal to or greater than $1.2B and less than $1.3B	0.30% on all assets
Assets equal to or greater than $1.3B and less than $1.4B	0.29% on all assets
Assets equal to or greater than $1.4B and less than $1.5B	0.28% on all assets
Assets equal to or greater than $1.5B	0.27% on all assets
The appointment of Finisterre is expected to benefit PGI by increasing, with respect to the assets of GDI’s emerging markets debt sleeve, the amount of the management fees that are retained by PGI and its affiliates rather than being paid to unaffiliated sub-advisors. In addition, this arrangement may be viewed as presenting a conflict of interest because PGI will have a financial incentive to allocate assets to Finisterre rather than to the unaffiliated sub-advisors of GDI. In approving the new sub-advisory agreement with Finisterre, the Board, including the Independent Directors, considered potential conflicts of interest and considered as well that PGI has a fiduciary duty to act in the best interests of GDI.
Finisterre
Finisterre is an indirect, majority-owned subsidiary of PFG. Finisterre manages emerging market assets for a variety of investors. Finisterre's headquarters are located at 10 New Burlington Street, London, England W1S 3BE.
Management of Finisterre. Set forth below are the names and principal occupations of the principal executive officer and directors of Finisterre. The address of each such person is 10 New Burlington Street, London, England W1S 3BE.

Name	Position with Finisterre
Ellen W. Shumway	Chair
Rafael Biosse-Duplan	Director and Chief Executive Officer
Nora M. Everett*	Director
Patrick G. Halter	Director
Ursula Newman	Director, Chief Legal Officer, Chief Compliance Officer
*Until her retirement in March 2019.

Similar Investment Companies Advised by Finisterre. Finisterre has advised PFI that it does not act as an investment advisor or sub-advisor of any registered investment company having the same investment objective and policies as those of the emerging markets debt sleeve that it will be managing for GDI.
Fees Paid to Finisterre. PGI paid no fees to Finisterre for the fiscal year ending October 31, 2018 with respect to GDI.
Payments to Affiliates. Post, Principal-REI, and Spectrum are each affiliates of PGI and the Distributor. For the fiscal year ended October 31, 2018, GDI paid PGI management fees of approximately $84,958,000 and the Distributor Rule 12b-1 distribution fees of approximately $25,308,000. For the fiscal year ended October 31, 2018, PGI paid fees of $1,870,000 to Post with respect to sub-advisory services provided to GDI. For the fiscal year ended October 31, 2018, a total of $784,923 in brokerage commissions paid by GDI (representing 9.78% of total commissions paid by GDI) were paid to brokers affiliated with PGI or sub-advisors of PFI, as follows:

Fund	Sub-Advisor	Affiliated Broker Receiving Commissions	2018 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Investments Corporation	ConvergEx Execution Solutions LLC	$55,914	0.70%	1.26%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	467,884	5.83%	4.70%
	Eagle Asset Management, Inc.	Raymond James & Associates	76,464	0.95%	0.56%
	Robert W. Baird & Co. affiliated	Robert W. Baird & Co. Incorporated	50,549	0.63%	0.36%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	128,436	1.60%	1.96%
	Columbus Circle Investors Finisterre Capital LLP Origin Asset Management LLP Post Advisory Group, LLC Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	SAMI Brokerage LLC	5,676	0.07%	0.05%
Total			$784,923	9.78%	8.89%
BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
On December 11, 2018, the Board considered the approval of a sub-advisory agreement with Finisterre with respect to the emerging markets debt sleeve of GDI. Based upon its review, the Board concluded that it was in the best interests of GDI to approve the new sub-advisory agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

The Board considered the nature, quality and extent of the services expected to be provided under the sub-advisory agreement. The Board considered the reputation, qualifications and background of Finisterre, the investment approach of Finisterre, the experience and skills of Finisterre's investment personnel who would be responsible for the day-to-day management of GDI, and the resources made available to such personnel. The Board noted that Finisterre currently provides sub-advisory services for other PFI Funds, and that the Board had reviewed and had approved renewal of those sub-advisory agreements at its September 2018 Board meeting. In addition, the Board considered PGI's program for recommending, monitoring and replacing sub-advisors, that such program emphasizes the selection of Principal-affiliated sub-advisors that are determined to be qualified under its due diligence process and that PGI recommended Finisterre based on that program.

The Board reviewed historical one-year and since inception (October 1, 2016) performance returns as of September 30, 2018 (gross and net of proposed fees) of Finisterre for a composite managed in accordance with the proposed investment strategy for the emerging markets debt sleeve of GDI, as compared to the historical performance returns of the current sub-advisor for GDI's emerging markets debt sleeve and a relevant benchmark index for such investment sleeve. Based on such information, the Board concluded that Finisterre is qualified.

The Board also reviewed the expected impact on profitability to PGI from the addition of Finisterre. The Board considered the proposed sub-advisory fee to be paid to Finisterre, noting that PGI compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to GDI under the proposed sub-advisory agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered Finisterre's representation that it does not have any advisory clients with a lower fee for the specific mandate that it will manage for GDI and PGI's statement that it found the proposed sub-advisory fee schedule is competitive. The Board also considered that Finisterre's appointment is contingent upon GDI's shareholders approving the sub-advisory agreement, which will involve the costs of holding a shareholder meeting. In this connection, the Board noted GDI's proposed addition of a seven basis point contractual fee waiver through February 29, 2020. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

The Board also considered the character and amount of other fall-out benefits to be received by Finisterre. The Board noted that Finisterre does not engage in soft dollar trading. The Board concluded, on the basis of the information provided, that the proposed sub-advisory fee was reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of GDI.
Required vote. GDI’s shareholders will vote separately on this Proposal 3. Approval of the new sub-advisory agreement requires the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of GDI. If the required shareholder approval is not obtained, Stone Harbor will continue to serve as GDI's sub-advisor for a portion of the emerging markets debt sleeve pending further Board or shareholder action.
The Board of Directors, including all the Independent Directors, recommends that shareholders of GDI vote "For" the Proposal.
PROPOSAL 4

APPROVAL OF THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS
WITH WHOLLY-OWNED AFFILIATED SUB-ADVISORS ON BEHALF OF THE FUND
WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Group A Funds Only)

Blue Chip Fund	International Emerging Markets Fund	Principal Capital Appreciation Fund
Bond Market Index Fund	International Equity Index Fund	Preferred Securities Fund
California Municipal Fund	International Fund I	Real Estate Securities Fund
Capital Securities Fund	LargeCap Growth Fund	SAM Balanced Portfolio*
Core Plus Bond Fund	LargeCap Growth Fund I	SAM Conservative Balanced Portfolio*
Diversified International Fund	LargeCap S&P 500 Index Fund	SAM Conservative Growth Portfolio*
Diversified Real Asset Fund	LargeCap Value Fund III	SAM Flexible Income Portfolio*
Equity Income Fund	MidCap Fund	SAM Strategic Growth Portfolio*
Global Multi-Strategy Fund	MidCap Growth Fund	Short-Term Income Fund
Global Opportunities Fund	MidCap Growth Fund III	Small-MidCap Dividend Income Fund
Global Real Estate Securities Fund	MidCap S&P 400 Index Fund	SmallCap Fund
Government & High Quality Bond Fund	MidCap Value Fund I	SmallCap Growth Fund I
High Yield Fund	MidCap Value Fund III	SmallCap S&P 600 Index Fund
High Yield Fund I	Money Market Fund	SmallCap Value Fund II
Income Fund	Opportunistic Municipal Fund	Tax-Exempt Bond Fund
Inflation Protection Fund	Overseas Fund
* Strategic Asset Management (SAM) Portfolio.

Background
Section 15(a) of the 1940 Act generally requires an investment company to obtain shareholder approval before retaining a new sub-advisor or making material changes to an existing sub-advisory agreement. On January 19, 1999, the SEC granted an exemptive order to, among others, the Group A Funds and PGI(1) that allows them to enter into and materially amend agreements with unaffiliated sub-advisors without requiring shareholder approval (the “Unaffiliated Order”). Subsequently, on September 8, 2014, the SEC granted an order that expanded and replaced the Unaffiliated Order by allowing the Group A Funds, among others, and PGI to enter into and materially amend agreements with wholly-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the "Wholly-Owned Order"). However, each Group A Fund’s shareholders must approve any such Fund’s reliance on the expanded relief related to wholly-owned affiliated sub-advisors.
The Board proposes that shareholders of each Group A Fund approve the proposal to permit PGI, in its capacity as the investment manager to that Group A Fund and subject to Board approval, to enter into and/or materially amend sub-advisory agreements with wholly-owned affiliated sub-advisors (in addition to the already permitted unaffiliated sub-advisors) without obtaining shareholder approval pursuant to the Wholly-Owned Order if the Board concludes that the new or amended sub-advisory agreement would be in the best interests of such Group A Fund and its shareholders.
(1) The Unaffiliated Order and Wholly-Owned Order order were granted to Principal Management Corporation ("PMC"), including PMC's successors (defined to mean an entity resulting from a reorganization into another jurisdiction or a change in the type of business organization) and any entity controlling, controlled by, or under common control with PMC or its successors. On May 1, 2017, PMC merged with and into PGI, both of which were indirect, wholly-owned subsidiaries of PFG and, therefore, under common control. All references to PGI in this Proposal 4 and Proposal 5 reflect the result of PMC's merger with and into its affiliate PGI.
Operation under the Wholly-Owned Order
If shareholders approve this Proposal 4, PGI will be permitted to hire, terminate, or replace unaffiliated or wholly-owned sub-advisors (“Eligible Sub-Advisors”) and materially amend agreements with Eligible Sub-Advisors without obtaining shareholder approval. New sub-advisory agreements between PGI and an Eligible Sub-Advisor, and any material changes to such agreements, will require the approval of the Board, including the Independent Directors, as is the case today. The relief under the Wholly-Owned Order does not apply to the advisory agreement between PGI and any Group A Fund, and material changes to such agreement would continue to require approval of shareholders. In accordance with the conditions of the Wholly-Owned Order, within 90 days of the hiring of an Eligible Sub-Advisor, shareholders will continue to be furnished essentially all information about the Eligible Sub-Advisor and sub-advisory agreement that would be required to be included in a proxy statement.
Board Consideration in Approving Use of Wholly-Owned Order
The Board believes that it is in the best interests of each Group A Fund and its shareholders to provide PGI and the Board with increased flexibility to select and contract with sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval. The Board believes that the additional flexibility under the Wholly-Owned Order would permit each Group A Fund to operate more efficiently and cost-effectively. Under the Unaffiliated Order, approval by the shareholders of sub-advisory agreements or material amendments thereto with respect to unaffiliated sub-advisors is not required. However, each Group A Fund must currently call and hold a shareholder meeting before it appoints a new wholly-owned sub-advisor or materially amends a sub-advisory agreement with a wholly-owned sub-advisor. Each time a shareholder meeting is called, the relevant Group A Fund must create and distribute proxy materials and solicit proxy votes from that Fund's shareholders. This process is time consuming and costly, and such costs are sometimes borne by the Group A Fund, thereby reducing shareholders' net investment returns. Additionally, approval of this Proposal 4 would permit PGI to act quickly in certain situations in which PGI and the Board (whose approval of all such matters will continue to be required) believes that a sub-advisor change or sub-advisory agreement change is warranted.
Required vote. Shareholders of each Group A Fund will vote separately on this Proposal 4. As to any Group A Fund, approval of the Wholly-Owned Order will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Fund. If the required shareholder approval is not obtained by any Group A Fund, such Group A Fund will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors.
The Board of Directors recommends that the shareholders of each Group A Fund vote “For”
the Proposal applicable to such Group A Fund.

PROPOSAL 5

APPROVAL OF THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS
WITH MAJORITY-OWNED AFFILIATED SUB-ADVISORS ON BEHALF OF THE FUND
WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Group A Funds Only)

Blue Chip Fund	International Emerging Markets Fund	Principal Capital Appreciation Fund
Bond Market Index Fund	International Equity Index Fund	Preferred Securities Fund
California Municipal Fund	International Fund I	Real Estate Securities Fund
Capital Securities Fund	LargeCap Growth Fund	SAM Balanced Portfolio*
Core Plus Bond Fund	LargeCap Growth Fund I	SAM Conservative Balanced Portfolio*
Diversified International Fund	LargeCap S&P 500 Index Fund	SAM Conservative Growth Portfolio*
Diversified Real Asset Fund	LargeCap Value Fund III	SAM Flexible Income Portfolio*
Equity Income Fund	MidCap Fund	SAM Strategic Growth Portfolio*
Global Multi-Strategy Fund	MidCap Growth Fund	Short-Term Income Fund
Global Opportunities Fund	MidCap Growth Fund III	Small-MidCap Dividend Income Fund
Global Real Estate Securities Fund	MidCap S&P 400 Index Fund	SmallCap Fund
Government & High Quality Bond Fund	MidCap Value Fund I	SmallCap Growth Fund I
High Yield Fund	MidCap Value Fund III	SmallCap S&P 600 Index Fund
High Yield Fund I	Money Market Fund	SmallCap Value Fund II
Income Fund	Opportunistic Municipal Fund	Tax-Exempt Bond Fund
Inflation Protection Fund	Overseas Fund
* Strategic Asset Management (SAM) Portfolio.
Background
The Group A Funds, among others, and PGI have applied for a further order that would permit PGI to enter into and materially amend agreements with majority-owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 50% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the "Majority-Owned Order").
The SEC has not issued the Majority-Owned Order to any Group A Fund or PGI, and there is no guarantee that such order will be granted. The Board, however, is proposing that the shareholders of each Group A Fund approve a proposal to permit such Group A Fund to operate pursuant to the Majority-Owned Order if and when granted. It is anticipated that such order, if granted, will impose various conditions that are the same or similar to those currently imposed on each Group A Fund and PGI by the Wholly-Owned Order. As the Majority-Owned Order has not been issued, however, such terms and conditions may be different. This Proposal 5 requests approval of the use of the Majority-Owned Order under any terms or conditions that may be imposed by the SEC in the Majority-Owned Order. Each Group A Fund anticipates that the manager-of-managers structure will operate essentially in the same manner as under the Wholly-Owned Order, except that the expansion of such relief will also apply to majority-owned affiliated sub-advisors.
Board Consideration in Approving Reliance under Majority-Owned Order
Similar to the consideration given by the Board in recommending the approval of the Wholly-Owned Order, the Board believes that expanding such relief to majority-owned sub-advisors is in the best interests of each Group A Fund and its shareholders by providing PGI and the Board increased flexibility in selecting and contracting with sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval.
Required vote. Shareholders of each Group A Fund will vote separately on this Proposal 5. As to any Group A Fund, approval of the Majority-Owned Order will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Group A Fund. If the required shareholder approval is not obtained by any Group A Fund, and if the SEC grants the Majority-Owned Order, such Group A Fund will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors.
The Board of Directors recommends that the shareholders of each Group A Fund vote “For”
the Proposal applicable to such Group A Fund.

PROPOSAL 6

APPROVAL OF AMENDMENT OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction

PFI has adopted certain investment policies for each Fund, which it generally refers to as “investment restrictions,” that can only be changed by a vote of shareholders. Such investment restrictions are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, purchasing or selling commodities or real estate, borrowing money and making loans, diversification, industry concentration, and underwriting securities of other issuers be fundamental, and the Board may elect to designate other policies as fundamental.
Shareholders of certain Funds are being asked to approve amendments to certain fundamental investment restrictions. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 6(a) - 6(d)).
PGI has reviewed each of the current investment restrictions and has recommended to the Board that certain restrictions be amended. The proposed amendments are intended to clarify and simplify PFI’s fundamental restrictions and to incorporate flexibility to accommodate future regulatory changes without the need for further shareholder action. Another purpose of the proposed amendments is to conform and standardize variations in investment restrictions that have been adopted over a period of many years for funds in the Principal Fund Complex. Standardizing, to the extent practicable, such investment restrictions is expected to facilitate more effective management of the Funds, enhance monitoring compliance with applicable restrictions, and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. Finally, to reflect changes over time in industry practices and regulatory requirements, some of the proposed amendments update fundamental restrictions that are more restrictive than are required under the federal securities laws.
The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on any Fund’s current principal investment objective(s).
The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when PFI’s Statement of Additional Information is revised or supplemented to reflect the amendment.
Required vote. Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 6(a) - 6(d) will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Fund. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.
The Board recommends that the shareholders of each Fund vote “For”
each Proposal applicable to the Fund.
Organization of Proposals
The amendment to each fundamental investment restriction is set forth in a separate proposal below (Proposals 6(a) - 6(d)). The Funds that will vote on each proposal are identified under the caption for that proposal, and each proposal sets forth the proposed amended fundamental investment restriction as well as the restriction currently in effect. For each proposal, the term “Fund” or "Funds" refers to the Fund or Funds voting on the particular proposal.

PROPOSAL 6(a)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO COMMODITIES FOR THE FUND

(Each Fund)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that each Fund have a fundamental restriction dealing with the purchase or sale of commodities. The 1940 Act does not prohibit a fund from investing in commodities.
Proposed restriction: The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to commodities:
The Fund may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
Current Restriction: Currently, each Fund has a fundamental investment restriction relating to commodities that differs from the proposed restriction. The current restriction is set forth below.
"Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. The proposed amendment is intended to clarify that each Fund's ability to purchase or sell commodities is limited by all laws applicable to such Fund, not just the 1940 Act. Under the proposed restriction, if current applicable law changes, each Fund could conform to such new law without shareholders taking further action.
Approval by any Fund of the proposed amended restriction relating to commodities is not expected to increase the risk of an investment in the Fund or affect the way the Fund is currently managed or operated.
PROPOSAL 6(b)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO DIVERSIFICATION FOR THE CALIFORNIA MUNICIPAL FUND

(California Municipal Fund Only)

Section 5(b)(1) of the 1940 Act sets forth the requirements that must be satisfied for an open-end investment company to be diversified. A diversified fund is limited as to the amount it may invest in any single issuer. A non-diversified fund is generally considered to be subject to greater risk than a diversified fund because a non-diversified fund may invest in a smaller number of issuers than a diversified fund.
Proposed restriction:   The Board is proposing that the Fund indicated above adopt the following fundamental investment restriction relating to diversification:
The Fund has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Current restriction:  Currently, the Fund indicated above has a fundamental restriction relating to diversification that differs from the proposed restriction. The current restriction is set forth below.
“The California Municipal Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.”

Discussion of proposed amendment. The proposed amendment would modify the Fund’s fundamental restriction regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the entire 1940 Act definition of the term “diversified,” rather than stating certain specific limitations expressed under current law. In addition, the proposed amendment is expected to reduce administrative burdens by conforming the fundamental restriction to the language that applies to all funds in the Principal Fund Complex that have elected to be diversified funds.
Approval by the Fund of the proposed amended restriction relating to diversification is not expected to increase the risk of an investment in the Fund.
PROPOSAL 6(c)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO CONCENTRATION FOR THE FUND

(Group B Funds Only)

Blue Chip Fund	Income Fund	Multi-Manager Equity Long/Short Fund
California Municipal Fund	Inflation Protection Fund	Opportunistic Municipal Fund
Core Plus Bond Fund	International Emerging Markets Fund	Origin Emerging Markets Fund
Diversified International Fund	International Fund I	Overseas Fund
EDGE MidCap Fund	International Small Company Fund	Principal Capital Appreciation Fund
Equity Income Fund	LargeCap Growth Fund	Short-Term Income Fund
Finisterre Unconstrained Emerging Markets Bond Fund	LargeCap Growth Fund I	Small-MidCap Dividend Income Fund
Global Diversified Income Fund	LargeCap Value Fund III	SmallCap Fund
Global Multi-Strategy Fund	MidCap Fund	SmallCap Growth Fund I
Global Opportunities Fund	MidCap Growth Fund	SmallCap Value Fund II
Government & High Quality Bond Fund	MidCap Growth Fund III	SystematEx International Fund
Government Money Market Fund	MidCap Value Fund I	SystematEx Large Value Fund
High Yield Fund	MidCap Value Fund III	Tax-Exempt Bond Fund
High Yield Fund I	Money Market Fund

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.
Proposed restriction: The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to concentration:
The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
Current Restriction: Currently, the Funds indicated above have a fundamental investment restriction relating to concentration that differs from the proposed restriction. The current restriction is set forth below.
"Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. Because the 1940 Act does not otherwise permit concentration, the exception stated in the current restriction is not meaningful. The proposed amendment is intended to clarify the restriction by deleting such exception. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry.
Approval by a Fund of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Fund.

PROPOSAL 6(d)

APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO CONCENTRATION FOR THE FUND

(Group C Funds Only)

Principal LifeTime 2010 Fund	Principal LifeTime 2060 Fund	Principal LifeTime Hybrid 2050 Fund
Principal LifeTime 2015 Fund	Principal LifeTime 2065 Fund	Principal LifeTime Hybrid 2055 Fund
Principal LifeTime 2020 Fund	Principal LifeTime Strategic Income Fund	Principal LifeTime Hybrid 2060 Fund
Principal LifeTime 2025 Fund	Principal LifeTime Hybrid 2015 Fund	Principal LifeTime Hybrid 2065 Fund
Principal LifeTime 2030 Fund	Principal LifeTime Hybrid 2020 Fund	Principal LifeTime Hybrid Income Fund
Principal LifeTime 2035 Fund	Principal LifeTime Hybrid 2025 Fund	SAM Balanced Portfolio*
Principal LifeTime 2040 Fund	Principal LifeTime Hybrid 2030 Fund	SAM Conservative Balanced Portfolio*
Principal LifeTime 2045 Fund	Principal LifeTime Hybrid 2035 Fund	SAM Conservative Growth Portfolio*
Principal LifeTime 2050 Fund	Principal LifeTime Hybrid 2040 Fund	SAM Flexible Income Portfolio*
Principal LifeTime 2055 Fund	Principal LifeTime Hybrid 2045 Fund	SAM Strategic Growth Portfolio*
* Strategic Asset Management (SAM) Portfolio.

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.
Proposed restriction: The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to concentration:
The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, its investments in a particular industry or group of industries, except to the extent the aggregate investments of the underlying funds in which it invests result in such concentration.
Current Restriction: Currently, the Funds indicated above have a fundamental investment restriction relating to concentration that differs from the proposed restriction. The current restriction is set forth below.
"Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time."
Discussion of proposed amendment. The Funds indicated above, which are funds of funds, currently have a policy not to concentrate in a particular industry and interpret such policy to apply only to direct investments. As a result, although none of these Funds have an investment strategy to concentrate in any particular industry, it is possible that a Fund’s implementation of its investment strategies through investments in underlying funds could result in 25% or more of such Fund’s total assets being indirectly exposed to a particular industry or group of related industries. The proposed restriction is intended to incorporate such interpretation into the fundamental restriction by clarifying that each of the Funds may concentrate its investments in a particular industry or group of industries due to its aggregate investments in underlying funds.
Approval by a Fund of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for the PFI Funds for their fiscal years ending August 31, 2019 and October 31, 2019 and served as such for the last two fiscal years of the Funds. The independent registered public accounting firm audits annual financial statements for PFI and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *
The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

•	Services that are subject to audit procedure during a financial statement audit;

•	Services where the auditor would act on behalf of management;

•	Services where the auditor is an advocate to the client's position in an adversarial proceeding;

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Tax planning services related to listed, confidential and aggressive transactions;

•
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;

•	Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.
(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.
Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.
In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.
The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.
Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.
The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.
Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.
For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.
The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

The Audit Committee has considered whether the provision of non-audit services that were rendered to PFI’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PFI that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees. During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2017 — $648,190	October 31, 2017 — $1,191,685
August 31, 2018 — $633,511	October 31, 2018 — $1,203,165
Audit-Related Fees. Ernst & Young provided audit-related services to PFI that are not included under “Audit Fees” above. These services related to the review of filings on Forms N-1A and N-14.
During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2017 — $10,000	October 31, 2017 — $20,000
August 31, 2018 — $10,000	October 31, 2018 — $16,000
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees. Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of PFI. In connection with this review, Ernst & Young prepares and reviews the calculation of PFI’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2017 — $142,535	October 31, 2017 — $277,860
August 31, 2018 — $197,305	October 31, 2018 — $350,693
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
All Other Fees. Ernst & Young has not billed PFI for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PFI, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PFI for each of its last two fiscal years were as follows.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2017 — $152,535	October 31, 2017 — $297,860
August 31, 2018 — $207,305	October 31, 2018 — $366,693

Ernst & Young provided no services during PFI’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.
OTHER MATTERS

PFI does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PFI has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PFI at P.O. Box 219971, Kansas City, MO 64121-9971. PFI will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS

March 4, 2019
Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give their proxy by telephone or via the Internet.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each class of shares of each Fund. As indicated, not all Funds have all classes of shares outstanding.

FUND (8/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (8/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
Blue Chip	A	9,632,684	International Small Company	A	453,715
	C	5,244,524		Institutional	2,574,445
	J	2,837,472		R-6	81,482,413
	Institutional	14,599,533
	R-3	283,025	Multi-Manager Equity Long/Short	A	44,374
	R-4	60,497		Institutional	12,659
	R-5	254,853		R-6	29,150,371
	R-6	120,305,952
			Opportunistic Municipal	A	4,627,465
Bond Market Index	J	2,523,601		Institutional	5,902,368
	Institutional	162,739,799
	R-1	124,006	Origin Emerging Markets	A	223,793
	R-2	270,483		Institutional	1,084,317
	R-3	1,071,550		R-6	51,643,006
	R-4	4,286,221
	R-5	1,621,567
			Preferred Securities	A	61,705,256
Capital Securities	S	55,951,501		C	55,134,744
				J	4,308,968
Diversified Real Asset	A	8,136,365		Institutional	312,704,328
	C	1,760,896		R-1	97,226
	Institutional	220,447,939		R-2	160,611
	R-3	10,057		R-3	250,622
	R-4	1,042		R-4	122,781
	R-5	7,561		R-5	219,808
	R-6	132,364,487		R-6	91,609,082

EDGE MidCap	A	30,611	Real Estate Debt Income	A	219,968
	Institutional	1,223,306		Institutional	765,024
	R-6	46,256,904		R-6	12,698,024

Global Multi-Strategy	A	4,276,151	Small-MidCap Dividend Income	A	11,553,441
	C	3,168,746		C	9,701,249
	Institutional	51,046,311		Institutional	141,415,432
	R-6	126,939,798		R-6	639,253

Global Opportunities	A	1,919,608	SystematEx International	Institutional	29,733
	Institutional	3,546,210		R-6	5,156,128

International Equity Index	Institutional	4,709,829	SystematEx Large Value	R-6	775,621
	R-1	68,097
	R-2	77,937
	R-3	1,674,515
	R-4	847,991
	R-5	1,777,847
	R-6	99,265,873

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
California Municipal	A	27,438,373	Government & High Quality Bond	A	21,947,940
	C	3,143,229		C	3,272,044
	Institutional	8,472,823		J	10,022,393
				Institutional	101,123,236
Core Plus Bond	A	8,144,354		R-1	261,100
	J	12,461,631		R-2	395,044
	Institutional	266,222,946		R-3	1,024,902
	R-1	420,170		R-4	940,199
	R-2	367,982		R-5	2,142,433
	R-3	1,567,383
	R-4	910,671	Government Money Market	Institutional	2,699,970,350
	R-5	3,772,535
			High Yield	A	98,563,665
Diversified International	A	18,604,076		C	30,019,352
	C	1,019,584		Institutional	216,253,858
	J	13,286,923		R-6	68,818,858
	Institutional	922,503,109
	R-1	337,507	High Yield I	A	663,775
	R-2	330,779		Institutional	390,525,880
	R-3	1,278,496
	R-4	1,806,194	Income	A	24,661,614
	R-5	3,526,611		C	5,311,243
				J	9,351,104
Equity Income	A	37,529,384		Institutional	47,777,650
	C	4,892,353		R-1	1,683,475
	J	2,091,407		R-2	227,745
	Institutional	181,538,520		R-3	2,935,573
	R-1	92,444		R-4	2,056,979
	R-2	161,583		R-5	3,465,543
	R-3	1,239,990		R-6	212,583,247
	R-4	1,094,716
	R-5	5,135,350	Inflation Protection	A	1,520,466
				J	773,619
Finisterre Unconstrained Emerging Markets Bond	A	147,470		Institutional	185,710,974
	Institutional	3,696,213		R-1	131,839
				R-2	62,143
Global Diversified Income	A	102,774,549		R-3	813,313
	C	121,718,330		R-4	149,754
	Institutional	334,384,323		R-5	397,453
	R-6	15,901,933
			International Emerging Markets	A	3,370,844
Global Real Estate Securities	A	11,089,854		C	409,829
	C	3,544,827		J	3,990,278
	Institutional	253,121,586		Institutional	4,305,007
	R-3	28,012		R-1	85,666
	R-4	6,980		R-2	81,624
	R-5	1,786		R-3	269,736
	R-6	82,616,759		R-4	240,980
				R-5	524,241
				R-6	18,884,522

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
International I	A	640,373	MidCap	A	59,070,171
	Institutional	9,938,909		C	10,587,305
	R-1	144,876		J	11,906,949
	R-2	128,503		Institutional	408,784,575
	R-3	226,480		R-1	3,685,655
	R-4	342,819		R-2	944,666
	R-5	245,981		R-3	4,015,230
	R-6	15,955,713		R-4	3,488,902
				R-5	12,971,490
LargeCap Growth	A	68,777,623		R-6	57,309,072
	J	16,470,936
	Institutional	6,320,298	MidCap Growth	J	11,373,274
	R-1	806,454		Institutional	7,685,058
	R-2	249,512		R-1	213,704
	R-3	1,055,789		R-2	384,675
	R-4	868,039		R-3	1,670,606
	R-5	6,926,640		R-4	587,004
				R-5	2,772,459
LargeCap Growth I	A	3,099,452
	J	16,324,631	MidCap Growth III	J	4,394,470
	Institutional	152,200,896		Institutional	90,304,984
	R-1	614,351		R-1	186,998
	R-2	695,790		R-2	188,832
	R-3	7,492,427		R-3	261,387
	R-4	6,213,351		R-4	318,433
	R-5	19,820,012		R-5	639,222
	R-6	382,013,567
			MidCap S&P 400 Index	J	6,588,482
LargeCap S&P 500 Index	A	23,292,065		Institutional	20,919,099
	C	3,695,968		R-1	526,571
	J	38,617,307		R-2	836,025
	Institutional	222,528,836		R-3	4,717,389
	R-1	901,634		R-4	3,182,768
	R-2	1,245,139		R-5	8,317,803
	R-3	10,448,008		R-6	25,131,176
	R-4	8,293,771
	R-5	18,022,760	MidCap Value I	J	4,955,509
				Institutional	61,568,543
LargeCap Value III	J	4,672,707		R-1	242,379
	Institutional	123,917,524		R-2	187,036
	R-1	275,211		R-3	663,980
	R-2	140,257		R-4	592,214
	R-3	332,010		R-5	1,745,879
	R-4	299,112
	R-5	721,974

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING

MidCap Value III	A	1,445,492	Principal LifeTime 2015	Institutional	31,889,259
	J	5,479,211		R-1	445,008
	Institutional	3,730,951		R-2	428,910
	R-1	14,953		R-3	4,489,420
	R-2	62,353		R-4	2,038,516
	R-3	416,041		R-5	4,896,075
	R-4	377,432
	R-5	698,143	Principal LifeTime 2020	A	7,595,399
	R-6	45,932,027		J	66,372,991
				Institutional	198,457,065
Money Market	A	241,588,148		R-1	1,765,421
	J	268,753,323		R-2	1,876,521
				R-3	10,730,570
Overseas	Institutional	305,294,746		R-4	7,428,976
	R-1	1,807		R-5	17,356,047
	R-2	1,365
	R-3	61,321	Principal LifeTime 2025	Institutional	104,697,028
	R-4	53,780		R-1	1,066,460
	R-5	62,286		R-2	1,380,829
				R-3	13,253,865
Principal Capital Appreciation	A	21,052,299		R-4	6,710,935
	C	1,388,802		R-5	12,333,660
	Institutional	15,194,997
	R-1	47,087	Principal LifeTime 2030	A	8,607,619
	R-2	62,302		J	85,356,279
	R-3	370,978		Institutional	256,768,277
	R-4	346,559		R-1	1,661,275
	R-5	868,395		R-2	1,947,838
				R-3	11,693,147
Principal LifeTime Strategic Income	A	1,420,945		R-4	8,135,357
	J	5,767,213		R-5	19,538,046
	Institutional	24,427,834
	R-1	263,754	Principal LifeTime 2035	Institutional	79,127,000
	R-2	364,712		R-1	839,304
	R-3	1,408,863		R-2	1,084,661
	R-4	678,315		R-3	8,158,571
	R-5	1,597,834		R-4	4,759,104
				R-5	9,622,201
Principal LifeTime 2010	A	2,123,134
	J	17,116,832	Principal LifeTime 2040	A	6,248,096
	Institutional	34,134,129		J	49,734,450
	R-1	351,694		Institutional	170,165,933
	R-2	459,221		R-1	1,298,873
	R-3	2,267,434		R-2	1,534,817
	R-4	1,220,042		R-3	7,172,444
	R-5	3,297,226		R-4	5,547,236
				R-5	12,897,404

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING

Principal LifeTime 2045	Institutional	54,364,364	Principal LifeTime Hybrid 2020	J	1,954,354
	R-1	559,129		Institutional	6,491,609
	R-2	890,391		R-6	17,864,996
	R-3	5,895,181
	R-4	2,964,590	Principal LifeTime Hybrid 2025	J	2,061,357
	R-5	6,567,730		Institutional	4,866,511
				R-6	10,699,618
Principal LifeTime 2050	A	4,635,472
	J	15,930,159	Principal LifeTime Hybrid 2030	J	1,721,268
	Institutional	110,783,972		Institutional	6,809,965
	R-1	891,304		R-6	12,738,092
	R-2	1,107,360
	R-3	4,838,921	Principal LifeTime Hybrid 2035	J	1,222,067
	R-4	3,217,668		Institutional	3,592,491
	R-5	8,056,325		R-6	7,169,725

Principal LifeTime 2055	Institutional	25,079,380	Principal LifeTime Hybrid 2040	J	1,003,300
	R-1	264,896		Institutional	4,531,931
	R-2	387,429		R-6	8,435,627
	R-3	2,426,284
	R-4	1,320,143	Principal LifeTime Hybrid 2045	J	512,937
	R-5	2,820,266		Institutional	2,357,748
				R-6	4,200,901
Principal LifeTime 2060	J	652,612
	Institutional	19,393,531	Principal LifeTime Hybrid 2050	J	474,463
	R-1	136,020		Institutional	2,912,898
	R-2	154,029		R-6	3,099,674
	R-3	823,162
	R-4	428,160	Principal LifeTime Hybrid 2055	J	151,713
	R-5	1,226,937		Institutional	808,792
				R-6	1,067,592
Principal LifeTime 2065	Institutional	858,319
	R-1	10,763	Principal LifeTime Hybrid 2060	J	67,851
	R-2	14,881		Institutional	253,010
	R-3	160,938		R-6	320,867
	R-4	38,467
	R-5	46,278	Principal LifeTime Hybrid 2065	J	41,539
				Institutional	9,187
Principal LifeTime Hybrid Income	J	549,811		R-6	21,867
	Institutional	1,335,702
	R-6	3,417,851

Principal LifeTime Hybrid 2015	J	934,649
	Institutional	1,853,315
	R-6	5,826,393

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING

Real Estate Securities	A	12,112,184	SAM Strategic Growth	A	63,500,866
	C	1,949,729		C	9,767,615
	J	6,669,883		J	17,836,236
	Institutional	65,830,374		Institutional	15,754,637
	R-1	166,718		R-1	27,141
	R-2	605,740		R-2	141,133
	R-3	1,630,264		R-3	557,818
	R-4	1,445,073		R-4	731,790
	R-5	6,747,807		R-5	942,078
	R-6	60,242,887
			Short-Term Income	A	24,967,297
SAM Balanced	A	146,966,137		C	5,194,383
	C	28,688,681		J	10,416,408
	J	73,780,351		Institutional	347,654,015
	Institutional	50,961,655		R-1	50,248
	R-1	237,016		R-2	126,479
	R-2	222,705		R-3	1,099,191
	R-3	1,843,196		R-4	216,311
	R-4	1,405,002		R-5	1,165,325
	R-5	2,542,526
			SmallCap	A	11,129,513
SAM Conservative Balanced	A	47,116,332		C	1,666,658
	C	14,865,943		J	10,155,597
	J	55,407,373		Institutional	3,838,487
	Institutional	25,821,758		R-1	129,744
	R-1	213,744		R-2	187,630
	R-2	41,910		R-3	568,493
	R-3	1,114,093		R-4	1,172,343
	R-4	2,066,692		R-5	1,147,782
	R-5	1,512,186		R-6	2,655,950

SAM Conservative Growth	A	101,502,945	SmallCap Growth I	J	7,705,345
	C	17,756,874		Institutional	11,733,933
	J	35,851,114		R-1	207,470
	Institutional	28,855,845		R-2	343,675
	R-1	65,422		R-3	1,426,081
	R-2	87,880		R-4	1,057,294
	R-3	1,246,384		R-5	3,413,675
	R-4	709,539		R-6	117,212,803
	R-5	1,633,680
			SmallCap S&P 600 Index	J	7,816,648
SAM Flexible Income	A	81,784,151		Institutional	14,816,994
	C	23,373,260		R-1	524,725
	J	92,943,622		R-2	537,885
	Institutional	18,345,375		R-3	4,275,168
	R-1	143,363		R-4	2,654,136
	R-2	83,147		R-5	6,206,789
	R-3	439,918		R-6	17,687,496
	R-4	347,772
	R-5	810,291

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
SmallCap Value II	A	727,752	Tax-Exempt Bond	A	41,199,249
	J	1,754,430		C	4,436,566
	Institutional	13,104,868		Institutional	11,462,532
	R-1	104,638
	R-2	213,798
	R-3	875,160
	R-4	474,633
	R-5	2,104,108
	R-6	85,387,201
As of December 31, 2018, the Directors, Director nominees, and officers of PFI together owned beneficially less than 1% of the outstanding shares of any share class of any of the Funds.

As of February 6, 2019, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Funds.

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BLUE CHIP (A)	34.91%	3,322,505	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (A)	7.47%	710,986	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

BLUE CHIP (A)	5.03%	478,781	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

BLUE CHIP (C)	26.37%	1,354,605	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (C)	8.58%	440,704	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

BLUE CHIP (C)	7.98%	410,149	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

BLUE CHIP (C)	7.92%	406,909	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

BLUE CHIP (C)	7.69%	395,345	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BLUE CHIP (C)	7.37%	378,886	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

BLUE CHIP (I)	18.19%	2,529,197	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (I)	17.31%	2,406,328	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

BLUE CHIP (I)	16.14%	2,243,591	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

BLUE CHIP (I)	8.80%	1,223,495	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BLUE CHIP (I)	8.34%	1,160,539	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

BLUE CHIP (R3)	82.03%	233,273	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R3)	7.14%	20,318	PRINCIPAL TRUST COMPANY
			FBO SSP AMERICAN DEF COMP PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BLUE CHIP (R4)	81.28%	54,719	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BLUE CHIP (R4)	5.00%	3,369	PRINCIPAL TRUST COMPANY
			FBO EXEC NQ EXCESS OF BANCIRELAND HOLDINGS
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BLUE CHIP (R5)	94.43%	245,172	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	21.84%	26,367,823	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	14.15%	17,089,130	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	12.89%	15,571,835	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	9.97%	12,037,257	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	7.09%	8,568,469	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	6.12%	7,390,338	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	18.92%	30,758,445	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BOND MARKET INDEX (I)	18.70%	30,403,316	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	9.30%	15,122,368	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	6.24%	10,153,389	LIFETIME 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	86.17%	105,922	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R2)	68.72%	182,109	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

BOND MARKET INDEX (R2)	31.26%	82,838	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R3)	81.81%	877,773	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R3)	8.52%	91,471	PRINCIPAL TRUST COMPANY
			FBO EXEC NQ EXCESS OF MAGNECOMP CORP
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BOND MARKET INDEX (R4)	84.77%	3,642,190	DCGT AS TTEE AND/OR CUST
			FBO SUPERIOR OFFICERS COUNCIL CUST INV FOF
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BOND MARKET INDEX (R4)	12.93%	555,683	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R5)	68.54%	1,115,137	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R5)	8.34%	135,797	FEDERAL REALTY INVESTMENT TRUST
			FBO FEDERAL REALTY INVESTMENT TRUST
			ATTN VICKIE RALLS
			1626 E JEFFERSON ST
			ROCKVILLE MD 20852-4041

CALIFORNIA MUNICIPAL (A)	30.32%	8,313,029	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

CALIFORNIA MUNICIPAL (A)	18.82%	5,161,769	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (A)	14.64%	4,014,102	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (A)	6.92%	1,898,082	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	5.71%	1,565,832	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (C)	25.57%	791,439	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
CALIFORNIA MUNICIPAL (C)	20.26%	627,119	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

CALIFORNIA MUNICIPAL (C)	9.47%	293,259	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (C)	8.99%	278,405	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (C)	8.94%	276,691	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (C)	5.89%	182,328	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (C)	5.82%	180,215	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (I)	25.92%	2,147,651	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (I)	20.43%	1,692,624	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (I)	9.15%	758,139	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
CALIFORNIA MUNICIPAL (I)	8.66%	717,899	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (I)	8.03%	665,381	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (I)	7.48%	620,157	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

CALIFORNIA MUNICIPAL (I)	6.98%	578,903	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

CAPITAL SECURITIES (S)	39.50%	21,936,741	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CAPITAL SECURITIES (S)	26.51%	14,725,788	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

CAPITAL SECURITIES (S)	22.17%	12,312,528	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CAPITAL SECURITIES (S)	6.49%	3,608,220	WELLS FARGO BANK NA FBO
			OMNIBUS ACCOUNT CASH/CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

CORE PLUS BOND (A)	6.47%	528,278	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
CORE PLUS BOND (I)	24.01%	63,857,671	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (I)	23.23%	61,796,573	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (I)	12.51%	33,292,150	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (I)	7.81%	20,790,244	LIFETIME 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (I)	5.66%	15,052,024	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE PLUS BOND (I)	5.44%	14,481,941	LIFETIME 2035 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (I)	5.06%	13,479,272	LIFETIME 2010 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R1)	95.91%	401,360	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R2)	97.68%	360,175	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
CORE PLUS BOND (R3)	80.68%	1,248,079	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R4)	86.59%	786,734	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R5)	83.53%	3,154,583	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (A)	7.33%	1,368,642	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (C)	21.82%	225,786	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (I)	62.79%	576,887,046	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

DIVERSIFIED INTERNATIONAL (R1)	96.20%	330,470	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R2)	79.30%	261,556	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
DIVERSIFIED INTERNATIONAL (R2)	10.88%	35,893	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

DIVERSIFIED INTERNATIONAL (R2)	7.68%	25,359	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

DIVERSIFIED INTERNATIONAL (R3)	77.40%	995,324	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	74.46%	1,352,250	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	8.04%	146,110	MATRIX AS TTEE FBO BRANDYWINE
			REALTY TR AMD & RSTD EXECUTIVE
			DEFFERED COMPENSATION
			PO BOX 52129
			PHOENIX AZ 85072-2129

DIVERSIFIED INTERNATIONAL (R5)	86.86%	2,919,876	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (A)	54.96%	4,431,115	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (A)	13.53%	1,091,291	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
DIVERSIFIED REAL ASSET (C)	12.99%	230,338	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

DIVERSIFIED REAL ASSET (C)	12.30%	218,021	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (C)	10.94%	193,951	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (C)	10.54%	186,832	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (C)	7.72%	136,822	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

DIVERSIFIED REAL ASSET (C)	5.48%	97,182	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

DIVERSIFIED REAL ASSET (I)	26.58%	58,379,173	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (I)	13.90%	30,539,294	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
DIVERSIFIED REAL ASSET (I)	12.52%	27,506,972	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (I)	11.69%	25,686,037	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (R3)	88.13%	8,861	PRINCIPAL TRUST COMPANY
			FBO BLUE ROCK REFINISHING SOLUTIONS
			LLC CASH BALANCE PLAN
			2974 CLEVELAND AVE N
			SAINT PAUL MN 55113-1101

DIVERSIFIED REAL ASSET (R3)	10.20%	1,026	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED REAL ASSET (R4)	74.22%	1,030	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED REAL ASSET (R4)	25.77%	358	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R5)	85.71%	6,215	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R5)	14.28%	1,036	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED REAL ASSET (R6)	17.74%	23,529,686	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
DIVERSIFIED REAL ASSET (R6)	10.19%	13,520,279	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	7.52%	9,973,591	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	6.72%	8,911,802	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	6.16%	8,170,166	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (R6)	5.07%	6,734,426	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EDGE MIDCAP (A)	27.18%	3,340	PRINCIPAL LIFE INSURANCE CO CUST
			IRA STEVEN B GONZALES
			12520 EAGLE DR
			BURLINGTON WA 98233-2798

EDGE MIDCAP (A)	21.89%	2,691	PRINCIPAL LIFE INSURANCE CO CUST
			IRA OF PARIN GANGJI
			50 BLUE HERON DR
			THORNTON CO 80241-4101

EDGE MIDCAP (A)	17.83%	2,192	PRINCIPAL LIFE INSURANCE CO CUST
			IRA CHRISTOPHER J BRANDVOLD
			708 W BRIAR CLIFF CT
			SPOKANE WA 99218-2566

EDGE MIDCAP (A)	10.46%	1,286	PRINCIPAL LIFE INSURANCE CO CUST
			IRA JANET A BRANDVOLD
			708 W BRIAR CLIFF CT
			SPOKANE WA 99218-2566

EDGE MIDCAP (A)	6.79%	835	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
EDGE MIDCAP (I)	60.42%	733,043	TIAA-CREF TRUST CO CUST/TTEE FBO
			RETIREMENT PLANS FOR WHICH TIAA
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

EDGE MIDCAP (I)	18.18%	220,631	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

EDGE MIDCAP (I)	7.10%	86,239	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

EDGE MIDCAP (I)	6.63%	80,528	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

EDGE MIDCAP (R6)	28.45%	13,220,555	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EDGE MIDCAP (R6)	27.88%	12,953,565	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EDGE MIDCAP (R6)	18.93%	8,796,533	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EDGE MIDCAP (R6)	6.57%	3,052,640	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EDGE MIDCAP (R6)	6.29%	2,925,755	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (A)	17.55%	6,631,692	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
EQUITY INCOME (A)	10.59%	4,001,249	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

EQUITY INCOME (A)	9.16%	3,463,161	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (C)	18.28%	897,150	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	11.35%	557,291	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (C)	6.99%	343,037	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (C)	6.68%	327,969	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

EQUITY INCOME (C)	6.11%	300,147	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

EQUITY INCOME (C)	5.91%	290,321	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
EQUITY INCOME (I)	35.93%	66,323,488	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	9.90%	18,278,302	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	8.93%	16,489,163	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	6.55%	12,099,039	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (I)	6.06%	11,198,769	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R1)	94.82%	94,601	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R2)	62.71%	101,124	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R2)	36.59%	59,010	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (R3)	84.97%	1,056,310	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
EQUITY INCOME (R4)	86.10%	943,206	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R5)	90.98%	3,410,893	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

FINISTERRE UNCONSTRAINED	33.65%	45,989	NATIONAL FINANCIAL SERVICES LLC
EMERGING MARKETS BOND (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

FINISTERRE UNCONSTRAINED	23.62%	32,294	PERSHING LLC
EMERGING MARKETS BOND (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

FINISTERRE UNCONSTRAINED	10.05%	13,741	RAYMOND JAMES
EMERGING MARKETS BOND (A)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

FINISTERRE UNCONSTRAINED	75.19%	734,738	NATIONAL FINANCIAL SERVICES LLC
EMERGING MARKETS BOND (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

FINISTERRE UNCONSTRAINED	6.28%	61,427	TD AMERITRADE INC FOR THE
EMERGING MARKETS BOND (I)			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (A)	14.28%	14,801,998	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (A)	14.15%	14,662,654	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL DIVERSIFIED INCOME (A)	11.92%	12,358,009	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL DIVERSIFIED INCOME (A)	8.38%	8,685,867	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (A)	6.41%	6,644,811	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (A)	6.26%	6,493,557	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (C)	23.09%	28,336,781	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (C)	13.02%	15,986,502	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (C)	12.07%	14,818,870	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL DIVERSIFIED INCOME (C)	8.74%	10,732,522	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (C)	7.98%	9,802,761	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	6.59%	8,086,996	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1905

GLOBAL DIVERSIFIED INCOME (C)	5.38%	6,601,182	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL DIVERSIFIED INCOME (C)	5.22%	6,410,413	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (I)	23.85%	79,593,180	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL DIVERSIFIED INCOME (I)	13.14%	43,861,968	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (I)	10.21%	34,068,640	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL DIVERSIFIED INCOME (I)	8.65%	28,884,213	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (I)	7.10%	23,696,507	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (I)	7.00%	23,384,796	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (I)	6.08%	20,287,804	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

GLOBAL DIVERSIFIED INCOME (I)	6.01%	20,073,341	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL DIVERSIFIED INCOME (R6)	60.86%	9,608,380	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (R6)	21.54%	3,400,406	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL DIVERSIFIED INCOME (R6)	5.69%	899,079	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (A)	24.26%	1,049,847	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL MULTI-STRATEGY (A)	15.39%	666,145	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (A)	9.53%	412,441	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (A)	7.30%	316,030	TD AMERITRADE INC FOR THE
			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

GLOBAL MULTI-STRATEGY (A)	5.88%	254,693	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL MULTI-STRATEGY (C)	23.45%	753,905	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (C)	12.63%	406,231	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL MULTI-STRATEGY (C)	11.68%	375,526	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL MULTI-STRATEGY (C)	11.09%	356,647	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (C)	7.24%	232,979	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL MULTI-STRATEGY (C)	5.79%	186,297	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL MULTI-STRATEGY (C)	5.62%	180,754	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL MULTI-STRATEGY (I)	28.39%	15,876,691	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (I)	11.86%	6,632,959	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL MULTI-STRATEGY (I)	10.87%	6,078,099	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL MULTI-STRATEGY (I)	10.05%	5,621,454	MORI & CO
			922 WALNUT ST
			MAILSTOP TBTS 2
			KANSAS CITY MO 64106-1802

GLOBAL MULTI-STRATEGY (I)	8.57%	4,791,706	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (I)	5.65%	3,163,692	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

GLOBAL MULTI-STRATEGY (R6)	16.43%	21,074,576	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (R6)	14.75%	18,918,182	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (R6)	12.86%	16,499,776	WELLS FARGO BANK NA
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

GLOBAL MULTI-STRATEGY (R6)	12.58%	16,135,452	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (R6)	6.20%	7,951,816	MARIL & CO FBO NG
			C/O RELIANCE TRUST COMPANY(WI)
			480 PILGRIM WAY STE 1000
			GREEN BAY WI 54304-5280

GLOBAL MULTI-STRATEGY (R6)	5.38%	6,904,319	DCGT AS TTEE AND/OR CUST
			FBO CHS CUSTOM TARGET DATE FUND OF
			ATTN NPIO TRADE DESK
			FUNDS SEP ACCTS
			711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL OPPORTUNITIES (A)	30.13%	581,804	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL OPPORTUNITIES (A)	5.88%	113,601	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

GLOBAL OPPORTUNITIES (A)	5.36%	103,641	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL OPPORTUNITIES (I)	58.35%	2,075,440	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

GLOBAL OPPORTUNITIES (I)	19.88%	707,234	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL OPPORTUNITIES (I)	9.41%	334,948	BANKERS TRUST COMPANY
			FBO DEF COMP FOR SELECT INV
			PROFESSIONALS OF PFG AND ITS
			ATTN MARK HARRISON
			PO BOX 897
			DES MOINES IA 50306-0897

GLOBAL OPPORTUNITIES (I)	7.78%	277,011	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	17.42%	1,933,604	CHARLES SCHWAB & CO INC
SECURITIES (A)			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY STREET
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE	15.47%	1,717,318	NATIONAL FINANCIAL SERVICES LLC
SECURITIES (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE	13.74%	1,524,938	MLPF&S FOR THE SOLE
SECURITIES (A)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE	12.25%	1,360,011	RAYMOND JAMES
SECURITIES (A)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE	5.61%	622,648	WELLS FARGO CLEARING SERVICES LLC
SECURITIES (A)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE	26.55%	941,774	RAYMOND JAMES
SECURITIES (C)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE	15.17%	538,055	WELLS FARGO CLEARING SERVICES LLC
SECURITIES (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE	12.66%	449,124	NATIONAL FINANCIAL SERVICES LLC
SECURITIES (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE	10.66%	378,346	MORGAN STANLEY SMITH BARNEY LLC
SECURITIES (C)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE	5.40%	191,736	PERSHING LLC
SECURITIES (C)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE	5.19%	184,143	UBS WM USA
SECURITIES (C)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL REAL ESTATE	30.92%	75,653,954	WELLS FARGO CLEARING SERVICES LLC
SECURITIES (I)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL REAL ESTATE	11.33%	27,733,196	NATIONAL FINANCIAL SERVICES LLC
SECURITIES (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE	8.06%	19,718,443	CHARLES SCHWAB & CO INC
SECURITIES (I)			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE	6.54%	16,010,847	PERSHING LLC
SECURITIES (I)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE	6.39%	15,645,985	AMERICAN ENTERPRISE INVESTMENT SVC
SECURITIES (I)			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

GLOBAL REAL ESTATE	5.74%	14,048,976	RAYMOND JAMES
SECURITIES (I)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE	41.12%	11,590	DCGT AS TTEE AND/OR CUST
SECURITIES (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	38.18%	10,762	PRINCIPAL TRUST COMPANY
SECURITIES (R3)			FBO BLUE ROCK REFINISHING SOLUTIONS LLC
			CASH BALANCE PLAN
			2974 CLEVELAND AVE N
			SAINT PAUL MN 55113-1101

GLOBAL REAL ESTATE	9.70%	2,736	FIDELITY INVESTMENTS INST OPER CO INC
SECURITIES (R3)			FBO BACON FARMER WORKMAN ENGINEERING &
			TESTING INC 401K
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1999

GLOBAL REAL ESTATE	9.09%	2,564	STATE STREET BANK CUSTODIAN CUST
SECURITIES (R3)			FBO ACCESS ADP 401(K) PLAN
			1 LINCOLN STREET
			BOSTON MA 02111-2901

GLOBAL REAL ESTATE	42.98%	2,998	PRINCIPAL TRUST COMPANY
SECURITIES (R4)			FBO INMOWI INC DEFINED BENEFIT
			PENSION PLAN
			2 SYCAMORE
			NEWPORT COAST CA 92657-1633

GLOBAL REAL ESTATE	38.48%	2,684	DCGT AS TTEE AND/OR CUST
SECURITIES (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	18.52%	1,292	PRINCIPAL GLOBAL INVESTORS LLC
SECURITIES (R4)			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

GLOBAL REAL ESTATE	77.89%	1,296	PRINCIPAL GLOBAL INVESTORS LLC
SECURITIES (R5)			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE	21.91%	365	DCGT AS TTEE AND/OR CUST
SECURITIES (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	17.34%	14,398,813	SAM BALANCED PORTFOLIO PIF
SECURITIES (R6)			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	15.85%	13,158,330	UBATCO & CO
SECURITIES (R6)			FBO COLLEGE SAVINGS GROUP
			PO BOX 82535
			LINCOLN NE 68501-2535

GLOBAL REAL ESTATE	12.90%	10,713,019	SAM STRATEGIC GROWTH PORTFOLIO PIF
SECURITIES (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	12.86%	10,674,754	SAM CONS GROWTH PORTFOLIO PIF
SECURITIES (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	12.43%	10,323,968	SAM FLEXIBLE INCOME PORTFOLIO PIF
SECURITIES (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE	5.75%	4,776,427	PRINCIPAL LIFE INS. COMPANY CUST.
SECURITIES (R6)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	16.28%	3,583,440	NATIONAL FINANCIAL SERVICES LLC
QUALITY BOND (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH	13.78%	3,033,417	J. P. MORGAN SECURITIES LLC
QUALITY BOND (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GOVERNMENT & HIGH	28.31%	932,118	NATIONAL FINANCIAL SERVICES LLC
QUALITY BOND (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH	13.78%	453,897	WELLS FARGO CLEARING SERVICES LLC
QUALITY BOND (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GOVERNMENT & HIGH	27.94%	28,133,855	SAM FLEXIBLE INCOME PORTFOLIO PIF
QUALITY BOND (I)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	24.12%	24,282,397	SAM BALANCED PORTFOLIO PIF
QUALITY BOND (I)			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	16.64%	16,756,765	NATIONAL FINANCIAL SERVICES LLC
QUALITY BOND (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH	16.02%	16,132,647	SAM CONS BALANCED PORTFOLIO PIF
QUALITY BOND (I)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	7.98%	8,042,041	SAM CONS GROWTH PORTFOLIO PIF
QUALITY BOND (I)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	64.55%	167,875	DCGT AS TTEE AND/OR CUST
QUALITY BOND (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	34.38%	89,406	PRINCIPAL TRUST COMPANY
QUALITY BOND (R1)			FBO KANE HANDEL DEFINED
			BENEFIT PLAN
			3525 DEL MAR HEIGHTS ROAD STE 231
			SAN DIEGO CA 92130-2199

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

GOVERNMENT & HIGH	43.29%	171,117	MLPF&S FOR THE SOLE
QUALITY BOND (R2)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH	32.36%	127,930	DCGT AS TTEE AND/OR CUST
QUALITY BOND (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	5.06%	20,027	ASCENSUS TRUST COMPANY FBO
QUALITY BOND (R2)			STRUCTURAL ENGINEERING CENTER INC 70069
			PO BOX 10758
			FARGO ND 58106-0758

GOVERNMENT & HIGH	73.18%	748,216	DCGT AS TTEE AND/OR CUST
QUALITY BOND (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	59.81%	551,113	DCGT AS TTEE AND/OR CUST
QUALITY BOND (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	25.76%	237,442	MATRIX AS TTEE FBO BRANDYWINE
QUALITY BOND (R4)			REALTY TR AMD & RSTD EXECUTIVE
			DEFFERED COMPENSATION
			PO BOX 52129
			PHOENIX AZ 85072-2129

GOVERNMENT & HIGH	67.41%	1,439,396	DCGT AS TTEE AND/OR CUST
QUALITY BOND (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	7.84%	167,451	NORTHWEST ADMINISTRATORS
QUALITY BOND (R5)			FBO NQ EXCESS OF NW ADMINISTRATORS
			ATTN GAYLE BUSHNELL
			2323 EASTLAKE AVE E
			SEATTLE WA 98102-3963

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GOVERNMENT MONEY MARKET (I)	14.48%	419,837,172	DIVERSIFIED INTERNATIONAL FUND
			FBO PGI
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT MONEY MARKET (I)	5.98%	173,471,421	PREFERRED SECURITIES FUND
			FBO SPECTRUM
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT MONEY MARKET (I)	5.20%	150,817,219	BOND MARKET INDEX ACCOUNT
			FBO MELLON
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (A)	14.59%	13,494,476	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD (A)	14.27%	13,192,299	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

HIGH YIELD (A)	6.20%	5,734,758	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

HIGH YIELD (A)	6.13%	5,673,382	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	27.26%	8,249,163	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
HIGH YIELD (C)	10.54%	3,188,916	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD (C)	10.11%	3,061,275	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	6.32%	1,913,326	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

HIGH YIELD (C)	6.26%	1,896,142	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

HIGH YIELD (C)	5.24%	1,586,186	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

HIGH YIELD (I)	30.11%	65,339,026	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

HIGH YIELD (I)	15.61%	33,873,700	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (I)	11.76%	25,522,495	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
HIGH YIELD (I)	5.51%	11,961,838	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

HIGH YIELD (R6)	23.52%	16,251,362	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	14.20%	9,813,206	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	12.62%	8,722,592	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	8.74%	6,039,422	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	5.97%	4,127,252	THE PRINCIPAL TRST FOR PST-RTRMENT
			FOR MEDICAL BENEFITS FOR EMPLOYEES 61021
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

HIGH YIELD I (A)	18.14%	96,498	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD I (A)	5.56%	29,580	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD I (A)	5.44%	28,940	PRINCIPAL LIFE INSURANCE CO CUST
			IRA GAIL A NATTKEMPER
			2174 OHIO BLVD
			TERRE HAUTE IN 47803-2172

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
HIGH YIELD I (I)	52.38%	204,227,835	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

HIGH YIELD I (I)	8.26%	32,224,424	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	7.69%	30,018,536	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	6.70%	26,138,825	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (A)	21.39%	5,304,619	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INCOME (A)	13.67%	3,391,619	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

INCOME (C)	20.45%	1,089,225	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INCOME (C)	13.37%	712,335	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INCOME (I)	52.78%	25,168,653	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INCOME (I)	16.36%	7,802,928	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R1)	91.34%	1,539,018	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

INCOME (R2)	60.14%	136,397	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R2)	34.51%	78,286	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

INCOME (R2)	5.30%	12,037	MG TRUST COMPANY CUST FBO
			REMODELERS ADVANTAGE INC 401(K)
			717 17TH STREET
			SUITE 1300
			DENVER CO 80202-3304

INCOME (R3)	92.29%	2,719,242	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R4)	98.31%	2,004,907	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INCOME (R5)	93.22%	3,231,287	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R5)	5.09%	176,703	T ROWE PRICE RETIREMENT PLAN
			SERVICES INC
			FBO RETIREMENT PLAN CLIENTS
			4515 PAINTERS MILL RD
			OWINGS MILLS MD 21117-4903

INCOME (R6)	29.35%	62,563,619	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R6)	25.15%	53,620,987	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R6)	23.45%	49,994,639	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R6)	14.06%	29,975,324	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (R6)	6.92%	14,768,124	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (A)	23.59%	363,608	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INFLATION PROTECTION (A)	6.57%	101,305	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

INFLATION PROTECTION (I)	41.05%	76,271,963	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

INFLATION PROTECTION (I)	10.84%	20,147,102	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	10.01%	18,597,296	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	7.06%	13,124,092	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	6.15%	11,433,051	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R1)	94.38%	125,758	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R1)	5.55%	7,403	PRINCIPAL TRUST COMPANY FBO
			ALTON GROUP INC CASH BALANCE PLAN
			3365 N MILL RD
			DRYDEN MI 48428-9361

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INFLATION PROTECTION (R2)	48.09%	30,858	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R2)	47.35%	30,384	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (R3)	79.10%	638,164	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R3)	7.83%	63,186	DSL CONSTRUCTION CORP
			FBO EXEC NQ EXCESS OF DSL CONSTRUCTION
			ATTN PLAN TRUSTEE
			11300 W OLYMPIC BLVD STE 770
			LOS ANGELES CA 90064-1644

INFLATION PROTECTION (R4)	78.29%	117,302	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R4)	6.82%	10,229	BRIDGES INC
			FBO EXEC 457F OF BRIDGES INC
			ATTN CHRISTY KNUTSON
			3600 POWER INN RD STE C
			SACRAMENTO CA 95826-3826

INFLATION PROTECTION (R5)	74.78%	305,609	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R5)	15.97%	65,290	COMANCHE COUNTY HOSPITAL AUTHORITY
			FBO COMANCHE COUNTY HOSPITAL
			AUTHORITY EMPLOYEE EXCESS PLAN
			ATTN DONNA WADE
			3401 W GORE BLVD
			LAWTON OK 73505-6300

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EMERGING	16.76%	566,845	NATIONAL FINANCIAL SERVICES LLC
MARKETS (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL EMERGING	35.47%	146,325	NATIONAL FINANCIAL SERVICES LLC
MARKETS (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL EMERGING	73.74%	3,136,251	NATIONAL FINANCIAL SERVICES LLC
MARKETS (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL EMERGING	7.39%	314,425	DCGT AS TTEE AND/OR CUST
MARKETS (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	7.34%	312,348	BANKERS TRUST COMPANY
MARKETS (I)			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			PO BOX 897
			DES MOINES IA 50306-0897

INTERNATIONAL EMERGING	94.40%	82,978	DCGT AS TTEE AND/OR CUST
MARKETS (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	84.75%	68,843	DCGT AS TTEE AND/OR CUST
MARKETS (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	7.89%	6,414	MID ATLANTIC TRUST COMPANY FBO
MARKETS (R2)			TULLY RINCKEY PLLC 401(K) PROFIT SH
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EMERGING	74.05%	200,216	DCGT AS TTEE AND/OR CUST
MARKETS (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	71.67%	176,936	DCGT AS TTEE AND/OR CUST
MARKETS (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	9.30%	22,968	MATRIX AS TTEE FBO BRANDYWINE
MARKETS (R4)			REALTY TR AMD & RSTD EXECUTIVE
			DEFFERED COMPENSATION
			PO BOX 52129
			PHOENIX AZ 85072-2129

INTERNATIONAL EMERGING	75.58%	397,353	DCGT AS TTEE AND/OR CUST
MARKETS (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	39.33%	7,393,616	PRINCIPAL GLOBAL INVESTORS TRUST CO
MARKETS (R6)			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

INTERNATIONAL EMERGING	12.15%	2,284,357	SAM BALANCED PORTFOLIO PIF
MARKETS (R6)			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	11.60%	2,181,245	LIFETIME 2030 FUND
MARKETS (R6)			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	11.26%	2,117,560	LIFETIME 2040 FUND
MARKETS (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	7.53%	1,416,319	LIFETIME 2050 FUND
MARKETS (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (I)	34.41%	1,618,874	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	22.14%	1,041,656	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL EQUITY INDEX (I)	19.39%	912,399	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

INTERNATIONAL EQUITY INDEX (I)	9.19%	432,686	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 008
			EMPIRE TODAY, LLC 401(K)
			333 NORTHWEST AVE
			NORTHLAKE IL 60164-1604

INTERNATIONAL EQUITY INDEX (R1)	45.55%	30,820	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R1)	10.34%	6,996	FIIOC
			FBO THE FIRST NATIONAL BANK OF STIGLER
			THE FIRST NATIONAL BANK OF STIGLER
			401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R1)	9.12%	6,174	FIDELITY INVESTMENTS INST OPER CO INC
			FBO CERTON TECHNOLOGIES INC 401K PROFIT
			SHARING PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1999

INTERNATIONAL EQUITY INDEX (R1)	8.15%	5,520	FIIOC
			FBO KEITH PORTER INSULATION & FIREPLACE
			401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R1)	6.71%	4,542	FIIOC FBO
			CENTRAL PARK INSURANCE AGENCY INC
			EMPLOYEES PROFIT SHARING PLAN
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R2)	70.71%	55,004	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R2)	16.76%	13,040	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

INTERNATIONAL EQUITY INDEX (R2)	6.27%	4,883	PAUL O'BRIEN FBO
			CARDIOLOGY SPECIALISTS OF 401(K) PR
			4660 KENMORE AVE
			ALEXANDRIA VA 22304-1313

INTERNATIONAL EQUITY INDEX (R3)	69.17%	1,158,493	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R4)	73.30%	630,584	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R5)	73.20%	1,303,686	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R5)	9.43%	167,971	WACHOVIA BANK NATIONAL ASSOCIATION
			FBO DEF COMP PLAN OF CED INC (PS DEF
			ATTN SHELLEY ANDERSON
			ONE WEST FOURTH STREET
			WINSTON-SALEM NC 27101-3818

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R6)	42.22%	42,089,201	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R6)	38.45%	38,327,717	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R6)	7.65%	7,626,495	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (A)	30.06%	190,866	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL I (A)	10.39%	65,974	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

INTERNATIONAL I (A)	8.39%	53,277	RBC CAPITAL MARKETS, LLC
			MUTUAL FUND OMNIBUS PROCESS OMNIBUS
			ATTN MUTAL FUND OPS MANAGER
			60 SOUTH SIXTH STREET - P08
			MINNEAPOLIS MN 55402-4413

INTERNATIONAL I (A)	7.34%	46,600	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL I (I)	45.96%	4,583,388	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL I (I)	41.07%	4,095,730	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL I (R1)	95.36%	140,674	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R2)	76.45%	98,204	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R2)	17.47%	22,451	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

INTERNATIONAL I (R3)	90.46%	277,594	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R4)	98.95%	341,500	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R5)	88.30%	224,161	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R6)	99.88%	15,969,989	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (A)	40.54%	182,727	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL SMALL COMPANY (I)	41.37%	1,054,910	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL SMALL COMPANY (I)	25.71%	655,638	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL SMALL COMPANY (I)	18.25%	465,434	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

INTERNATIONAL SMALL COMPANY (I)	6.13%	156,302	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

INTERNATIONAL SMALL COMPANY (R6)	18.08%	14,638,507	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	13.67%	11,071,490	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	10.39%	8,412,850	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	8.76%	7,096,126	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	6.34%	5,132,280	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL SMALL COMPANY (R6)	5.63%	4,557,933	ATTN MUTUAL FUND OPERATIONS
			MAC & CO A/C 239625
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

INTERNATIONAL SMALL COMPANY (R6)	5.47%	4,431,309	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH (A)	15.19%	10,479,621	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

LARGECAP GROWTH (A)	5.18%	3,577,399	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP GROWTH (I)	22.83%	1,438,766	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	21.19%	1,335,887	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP GROWTH (I)	9.96%	627,791	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			PO BOX 897
			DES MOINES IA 50306-0897

LARGECAP GROWTH (I)	6.80%	428,725	BMO HARRIS BANK NA FBO
			WCA FOUNDATION CUST
			C/O RELIANCE TRUST COMPANY (WI)
			480 PILGRIM WAY STE 1000
			GREEN BAY WI 54304-5280

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH (I)	6.00%	378,562	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (I)	5.83%	367,967	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 920
			PUBLIC FINANCIAL MANAGEMENT, INC
			1735 MARKET STREET
			43RD FLOOR
			PHILADELPHIA PA 19103-7502

LARGECAP GROWTH (R1)	98.82%	816,672	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (R2)	92.20%	229,206	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (R2)	7.79%	19,375	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (R3)	83.25%	897,539	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (R4)	72.14%	631,692	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (R4)	18.51%	162,133	MATRIX AS TTEE FBO BRANDYWINE
			REALTY TR AMD & RSTD EXECUTIVE
			DEFFERED COMPENSATION
			PO BOX 52129
			PHOENIX AZ 85072-2129

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH (R5)	94.14%	6,577,017	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (A)	28.00%	865,215	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP GROWTH I (I)	70.51%	107,484,505	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP GROWTH I (I)	12.33%	18,800,396	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R1)	95.07%	589,645	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R2)	92.64%	646,485	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R2)	7.35%	51,295	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH I (R3)	81.99%	6,198,383	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH I (R4)	67.59%	4,221,078	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R4)	9.94%	620,903	CHARLES SCHWAB & CO INC
			FBO CHARLES SCHWAB & CO INC
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

LARGECAP GROWTH I (R4)	9.56%	597,316	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

LARGECAP GROWTH I (R5)	79.60%	15,910,350	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	62.49%	238,800,572	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	8.91%	34,060,435	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	7.12%	27,218,563	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (A)	11.95%	2,785,022	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP S&P 500 INDEX (C)	16.23%	603,460	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP S&P 500 INDEX (C)	15.06%	560,156	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	13.10%	487,206	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

LARGECAP S&P 500 INDEX (C)	5.53%	205,909	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

LARGECAP S&P 500 INDEX (C)	5.06%	188,141	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1905

LARGECAP S&P 500 INDEX (I)	15.71%	34,872,415	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	12.73%	28,271,568	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	10.37%	23,033,264	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	8.91%	19,787,359	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP S&P 500 INDEX (I)	8.25%	18,324,768	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R1)	74.80%	680,386	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R2)	84.54%	1,058,923	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R2)	8.26%	103,525	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

LARGECAP S&P 500 INDEX (R3)	65.52%	6,837,624	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R3)	6.71%	700,922	PRINCIPAL TRUST COMPANY
			FBO CIG SUPPLEMENTAL PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP S&P 500 INDEX (R4)	63.37%	5,327,214	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R4)	8.08%	679,987	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP S&P 500 INDEX (R5)	74.16%	13,535,204	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R5)	7.28%	1,329,116	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

LARGECAP VALUE III (I)	21.48%	26,586,742	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	17.87%	22,122,305	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	16.03%	19,845,140	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	11.72%	14,512,950	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	8.19%	10,134,551	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	5.30%	6,569,718	LIFETIME 2035 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R1)	99.36%	275,792	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP VALUE III (R2)	100.00%	140,036	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R3)	83.00%	286,525	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R4)	95.44%	288,637	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	74.25%	532,541	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	7.96%	57,116	PRINCIPAL TRUST COMPANY
			FBO SUPP THRIFT PLAN OF FHBL OF PITTSBURGH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP VALUE III (R5)	7.27%	52,169	DELAWARE CHARTER GUAR & TRUST CO
			FBO PRINCIPAL TRUST COMPANY
			VEBA TRUST IBEW HEALTH SAVING PLAN
			SOUTHWEST SCHOOL CORPORATION
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

MIDCAP (A)	10.01%	5,933,392	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (A)	6.59%	3,906,784	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCOUNT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (A)	6.32%	3,746,900	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (C)	15.85%	1,692,324	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

MIDCAP (C)	12.88%	1,375,326	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (C)	10.73%	1,146,509	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

MIDCAP (C)	8.93%	954,315	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (C)	8.30%	886,446	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

MIDCAP (C)	7.74%	826,708	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1905

MIDCAP (C)	7.27%	776,989	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (C)	6.37%	681,081	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

MIDCAP (I)	14.71%	60,169,183	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

MIDCAP (I)	12.01%	49,129,447	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (I)	9.36%	38,312,223	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (I)	8.48%	34,695,336	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

MIDCAP (I)	8.25%	33,750,206	EDWARD D JONES & CO
			FOR THE BENEFIT OF CUSTOMERS
			12555 MANCHESTER RD
			SAINT LOUIS MO 63131-3729

MIDCAP (I)	5.08%	20,788,599	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

MIDCAP (R1)	89.13%	3,307,523	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (R2)	32.24%	309,285	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

MIDCAP (R2)	13.02%	124,941	FULTON BANK NA FBO
			CLAIR BROS AUDIO ENTERPRISES
			PO BOX 3215
			LANCASTER PA 17604-3215

MIDCAP (R2)	7.14%	68,568	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R2)	5.84%	56,080	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (R3)	23.41%	943,438	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

MIDCAP (R3)	14.42%	581,089	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R3)	11.82%	476,573	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

MIDCAP (R4)	14.26%	496,071	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (R4)	12.13%	421,737	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R4)	12.07%	419,614	MATRIX TRUST COMPANY CUST
			FBO HSA BANK-HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

MIDCAP (R4)	7.90%	274,968	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

MIDCAP (R4)	7.63%	265,462	MATRIX TRUST COMPANY CUST FBO
			HSA BANK - HS4
			717 17TH ST STE 1300
			DENVER CO 80202-3304

MIDCAP (R4)	6.97%	242,544	LINCOLN RETIREMENT SERVICES CO
			FBO UT SYSTEM ORP
			PO BOX 7876
			FORT WAYNE IN 46801-7876

MIDCAP (R4)	5.56%	193,446	MATRIX TRUST COMPANY CUST. FBO
			HSA BANK
			717 17TH STREET SUITE 1300
			DENVER CO 80202-3304

MIDCAP (R5)	19.43%	2,531,608	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R5)	15.57%	2,027,951	MID ATLANTIC TRUST COMPANY FBO
			MATC OMNIBUS DIV REINVEST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

MIDCAP (R5)	15.11%	1,968,413	WELLS FARGO BANK FBO
			VARIOUS RETIREMENT PLANS
			9888888836 NC 1151
			1525 WEST WT HARRIS BLVD
			CHARLOTTE NC 28288-1076

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (R6)	26.63%	14,861,973	WELLS FARGO BANK NA FBO
			OMNIBUS CASH CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

MIDCAP (R6)	19.97%	11,146,266	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R6)	11.42%	6,374,133	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R6)	7.02%	3,919,654	EGAP & CO
			TWO BURLINGTON SQUARE
			PO BOX 820
			BURLINGTON VT 05402-0820

MIDCAP (R6)	5.11%	2,851,317	EGAP & CO
			TWO BURLINGTON SQUARE
			PO BOX 820
			BURLINGTON VT 05402-0820

MIDCAP (R6)	5.07%	2,830,856	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

MIDCAP GROWTH (I)	17.17%	1,359,864	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (I)	15.13%	1,198,525	NATIONWIDE TRUST COMPANY FSB
			C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP GROWTH (I)	11.49%	910,653	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH (I)	10.44%	826,872	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP GROWTH (I)	6.63%	525,602	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 007
			PBC MANAGEMENT LLC
			2360 5TH ST
			MANDEVILLE LA 70471-1861

MIDCAP GROWTH (I)	5.74%	454,879	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

MIDCAP GROWTH (R1)	86.47%	183,387	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R1)	8.52%	18,081	PRINCIPAL TRUST COMPANY
			FBO ETERNAL HEALTH ACUPUNCTURE PC
			PENSION PLAN
			1066 SARATOGA AVE #100
			SAN JOSE CA 95129-3432

MIDCAP GROWTH (R2)	48.72%	187,033	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP GROWTH (R2)	31.10%	119,405	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R2)	17.43%	66,920	ASCENSUS TRUST COMPANY FBO
			TEGRA MEDICAL 401(K) RETIREMENT PLA 207271
			PO BOX 10758
			FARGO ND 58106-0758

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH (R3)	32.56%	551,651	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R3)	19.30%	327,068	FIIOC
			FBO DEFOE CORP 401K EMPLOYEE SAVINGS PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

MIDCAP GROWTH (R3)	12.96%	219,554	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 900
			DEFINED CONTRIBUTION PENSION
			23 MAIN STREET SUITE D1
			HOLMDEL NJ 07733-2136

MIDCAP GROWTH (R3)	8.35%	141,498	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 900
			TAX DEFERRED ANNUITY PLAN OF
			23 MAIN STREET SUITE D1
			HOLMDEL NJ 07733-2136

MIDCAP GROWTH (R4)	89.91%	534,085	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R5)	85.97%	2,400,782	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	36.20%	32,608,162	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	20.30%	18,285,714	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH III (I)	13.48%	12,147,691	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	12.32%	11,101,834	DCGT AS TTEE AND/OR CUST
			FBO CHS CUSTOM TARGET DATE FUND OF
			FUNDS SEP ACCTS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	5.92%	5,332,964	LIFETIME 2035 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	5.06%	4,559,865	LIFETIME 2045 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R1)	94.62%	185,138	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R1)	5.22%	10,227	MID ATLANTIC TRUST COMPANY
			FBO GELLNER ENTERPRISES LLC 401K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

MIDCAP GROWTH III (R2)	77.81%	146,934	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R2)	19.59%	37,007	COUNSEL TRUST DBA MATC FBO
			INTEGRATED LINER TECHNOLOGIES
			401 K PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH III (R3)	79.17%	219,043	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R4)	92.19%	293,116	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R5)	91.37%	582,998	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	29.74%	6,184,735	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP S&P 400 INDEX (I)	21.93%	4,559,547	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	48.57%	256,326	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	12.53%	66,175	ASCENSUS TRUST COMPANY
			FBO CRP INDUSTRIES INC
			401K PLAN 13110
			PO BOX 10758
			FARGO ND 58106-0758

MIDCAP S&P 400 INDEX (R2)	43.38%	363,842	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP S&P 400 INDEX (R2)	19.87%	166,712	VRSCO
			FBO AIGFSB CUST TTEE FBO
			RUSH HEALTH SYSTEMS 403B PLAN
			2727-A ALLEN PARKWAY 4-D1
			HOUSTON TX 77019-2107

MIDCAP S&P 400 INDEX (R2)	11.12%	93,274	VRSCO
			FBO AIGFSB CUST TTEE FBO
			RUSH HEALTH SYSTEMS RET SV PLN 401A
			2727-A ALLEN PARKWAY 4-D1
			HOUSTON TX 77019-2107

MIDCAP S&P 400 INDEX (R3)	49.69%	2,338,072	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	53.70%	1,724,245	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	12.35%	396,728	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP S&P 400 INDEX (R4)	9.58%	307,804	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

MIDCAP S&P 400 INDEX (R5)	54.61%	4,569,890	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	38.90%	9,763,958	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP S&P 400 INDEX (R6)	11.87%	2,981,085	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	8.84%	2,220,427	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	81.69%	50,259,974	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	11.15%	6,862,299	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP VALUE I (R1)	97.13%	236,606	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R2)	95.65%	177,608	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R3)	81.58%	548,437	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R3)	5.41%	36,420	PRINCIPAL TRUST COMPANY
			FBO GLADSTON MNGMT CORP EXEC NQ
			ATTN SUSAN SAGGIONE
			1013 CENTRE ROAD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP VALUE I (R4)	77.39%	462,197	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R4)	9.81%	58,606	MATRIX AS TTEE FBO BRANDYWINE
			REALTY TR AMD & RSTD EXECUTIVE
			DEFFERED COMPENSATION
			PO BOX 52129
			PHOENIX AZ 85072-2129

MIDCAP VALUE I (R5)	84.84%	1,494,825	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (A)	23.80%	347,250	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP VALUE III (I)	57.08%	2,403,301	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP VALUE III (I)	9.40%	396,108	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	8.80%	370,730	NATIONWIDE TRUST COMPANY FSB
			C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP VALUE III (I)	5.53%	233,180	C/O RELIANCE TRUST CO (WI)
			MITRA & CO FBO Y7 - DRK
			480 PILGRIM WAY - SUITE 1000
			GREEN BAY WI 54304-5280

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP VALUE III (R1)	85.04%	12,643	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R1)	10.90%	1,621	MID ATLANTIC TRUST COMPANY FBO
			JEWISH HOSPICE & CHAPLAINCY NE 401(
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

MIDCAP VALUE III (R2)	78.30%	48,683	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R2)	17.22%	10,708	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

MIDCAP VALUE III (R3)	67.89%	283,846	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R4)	66.99%	255,587	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R4)	6.44%	24,600	VGM GROUP INC
			FBO VGM GROUP INC NONQUAL EXCESS PLAN
			ATTN CHOPLIN LUCILLE
			1111 W SAN MARNAN DR
			WATERLOO IA 50701-9007

MIDCAP VALUE III (R4)	6.25%	23,848	MID ATLANTIC TRUST COMPANY FBO
			LILY W ENG OLIVER DDS PLLC 401 K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP VALUE III (R4)	5.06%	19,321	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

MIDCAP VALUE III (R5)	44.11%	314,498	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R5)	18.61%	132,728	MATRIX TRUST COMPANY TRUSTEE FBO
			HDR, INC. DIAMOND+ EXECUTIVE DEFERR
			PO BOX 52129
			PHOENIX AZ 85072-2129

MIDCAP VALUE III (R5)	8.43%	60,104	COUNSEL TRUST DBA MATC FBO
			TRADITION AMERICA HOLDINGS INC.
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

MIDCAP VALUE III (R5)	7.25%	51,752	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

MIDCAP VALUE III (R6)	23.63%	10,834,031	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R6)	21.77%	9,980,670	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R6)	14.26%	6,539,872	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R6)	13.02%	5,970,837	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP VALUE III (R6)	6.24%	2,861,200	LIFETIME 2035 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R6)	5.56%	2,552,858	LIFETIME 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (R6)	5.42%	2,485,802	LIFETIME 2045 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-MANAGER EQUITY	37.69%	16,726	JESSICA S BUSH AND
LONG/SHORT (A)			WARREN SCOTT BUSH TEN COM
			2800 BERKSHIRE DR
			NORWALK IA 50211-9671

MULTI-MANAGER EQUITY	9.23%	4,100	PRINCIPAL LIFE INSURANCE CO CUST
LONG/SHORT (A)			SEP IRA FEREYDOUN SHAKOURI
			405 BARRIE DR
			BEVERLY HILLS CA 90210-2601

MULTI-MANAGER EQUITY	9.19%	4,078	JAMES W BLUBAUGH &
LONG/SHORT (A)			JUDITH E BLUBAUGH TTEES
			BLUBAUGH LIVING TRUST UA DTD 03/23/2009
			16 NORTHWEST CROSSING
			DAVENPORT IA 52806-2453

MULTI-MANAGER EQUITY	8.73%	3,876	NATIONAL FINANCIAL SERVICES LLC
LONG/SHORT (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MULTI-MANAGER EQUITY	8.50%	3,775	PRINCIPAL LIFE INSURANCE CO CUST
LONG/SHORT (A)			IRA OF BURT A WISE
			8597 MAGNOLIA BAY LN
			MIRAMAR BEACH FL 32550-7884

MULTI-MANAGER EQUITY	7.79%	3,459	DENNIS LANIER
LONG/SHORT (A)			HELEN DANIKAS-LANIER JTWROS TOD
			SUBJECT TO STA TOD RULES
			PO BOX 1700
			COLUMBIA SC 29202-1700

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MULTI-MANAGER EQUITY	50.30%	6,368	NATIONAL FINANCIAL SERVICES LLC
LONG/SHORT (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MULTI-MANAGER EQUITY	42.20%	5,343	PRINCIPAL GLOBAL INVESTORS LLC
LONG/SHORT (I)			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

MULTI-MANAGER EQUITY	7.48%	948	PERSHING LLC
LONG/SHORT (I)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MULTI-MANAGER EQUITY	42.04%	12,288,967	THE PRINCIPAL TRST FOR PST-RTRMENT
LONG/SHORT (R6)			FOR MEDICAL BENEFITS FOR EMPLOYEES 61021
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

MULTI-MANAGER EQUITY	26.78%	7,828,581	SAM CONS GROWTH PORTFOLIO PIF
LONG/SHORT (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MULTI-MANAGER EQUITY	9.58%	2,802,701	MAC & CO A/C 298116
LONG/SHORT (R6)			ATTN MUTUAL FUND OPERATIONS
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

MULTI-MANAGER EQUITY	9.04%	2,643,196	THE PRINCIPAL TRUST FOR POST-
LONG/SHORT (R6)			RETIREMENT MED BENE FR INDV FIELD 61022
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	30.21%	1,402,613	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	19.59%	909,462	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

OPPORTUNISTIC MUNICIPAL (A)	14.50%	673,016	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

OPPORTUNISTIC MUNICIPAL (A)	9.20%	427,412	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

OPPORTUNISTIC MUNICIPAL (A)	8.92%	414,408	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

OPPORTUNISTIC MUNICIPAL (I)	29.93%	1,718,451	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

OPPORTUNISTIC MUNICIPAL (I)	22.01%	1,263,933	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

OPPORTUNISTIC MUNICIPAL (I)	15.93%	915,006	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

OPPORTUNISTIC MUNICIPAL (I)	13.25%	760,909	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (I)	7.65%	439,349	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

OPPORTUNISTIC MUNICIPAL (I)	6.87%	394,490	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

ORIGIN EMERGING MARKETS (A)	28.13%	76,370	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

ORIGIN EMERGING MARKETS (A)	17.14%	46,541	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (A)	7.40%	20,097	GLEN A MEYERS AND
			JANAN S MEYERS JTWROS
			917 N 11TH ST
			KEOKUK IA 52632-4107

ORIGIN EMERGING MARKETS (I)	72.73%	788,941	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

ORIGIN EMERGING MARKETS (I)	12.70%	137,802	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

ORIGIN EMERGING MARKETS (I)	10.47%	113,620	BANKERS TRUST COMPANY
			FBO DEF COMP FOR SELECT INV
			PROFESSIONALS OF PFG AND ITS
			ATTN MARK HARRISON
			PO BOX 897
			DES MOINES IA 50306-0897

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
ORIGIN EMERGING MARKETS (R6)	33.73%	17,373,622	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

ORIGIN EMERGING MARKETS (R6)	11.95%	6,157,799	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	10.52%	5,418,769	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	10.11%	5,208,659	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	9.66%	4,978,347	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	6.46%	3,332,064	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	23.33%	71,111,621	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	15.74%	47,993,153	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	12.72%	38,776,969	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OVERSEAS (I)	9.75%	29,731,881	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	8.30%	25,325,702	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	7.96%	24,264,684	DCGT AS TTEE AND/OR CUST
			FBO CHS CUSTOM TARGET DATE FUND OF
			FUNDS SEP ACCTS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R1)	74.98%	1,355	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

OVERSEAS (R1)	24.44%	442	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R2)	100.00%	1,365	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

OVERSEAS (R3)	56.49%	34,504	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R3)	31.35%	19,151	PRINCIPAL TRUST COMPANY
			FBO DUPAGE INTERNAL MEDICINE LLC
			228 OXFORD AVE
			CLARENDON HLS IL 60514-2807

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OVERSEAS (R3)	7.85%	4,797	DELAWARE CHARTER GUAR & TRUST CO
			D/B/A PRINCIPAL TRUST COMPANY
			EVANSTON FIRE DEPARTMENT RETIREE
			FUNDED HRA TRUST
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

OVERSEAS (R4)	100.00%	52,228	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R5)	100.00%	63,326	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (A)	17.62%	10,828,304	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (A)	11.15%	6,854,816	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (A)	10.02%	6,159,081	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PREFERRED SECURITIES (A)	9.61%	5,904,978	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

PREFERRED SECURITIES (A)	6.76%	4,157,616	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PREFERRED SECURITIES (A)	6.64%	4,083,784	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (A)	5.49%	3,373,365	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1905

PREFERRED SECURITIES (A)	5.00%	3,071,494	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

PREFERRED SECURITIES (C)	19.19%	10,648,794	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (C)	17.37%	9,642,892	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (C)	15.15%	8,407,187	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

PREFERRED SECURITIES (C)	11.34%	6,293,717	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (C)	5.54%	3,078,651	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PREFERRED SECURITIES (I)	23.69%	73,133,037	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (I)	13.48%	41,612,234	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

PREFERRED SECURITIES (I)	13.46%	41,553,448	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PREFERRED SECURITIES (I)	10.68%	32,986,302	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

PREFERRED SECURITIES (I)	10.53%	32,500,859	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (I)	5.28%	16,320,096	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

PREFERRED SECURITIES (I)	5.07%	15,670,545	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (R1)	82.44%	82,649	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PREFERRED SECURITIES (R1)	10.97%	11,002	FIIOC FBO
			SUTTON ORTHOPAEDICS & SPORTS
			MEDICINE PC 401K PROFIT SHARING
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

PREFERRED SECURITIES (R1)	5.93%	5,955	MATRIX TRUST COMPANY CUST FBO
			DUNSTAN DENTAL CENTER, LLC 401(K) R
			717 17TH ST STE 1300
			DENVER CO 80202-3304

PREFERRED SECURITIES (R2)	44.47%	70,979	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R2)	38.69%	61,759	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (R2)	10.93%	17,453	MID ATLANTIC TRUST COMPANY FBO
			TULLY RINCKEY PLLC 401(K) PROFIT SH
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

PREFERRED SECURITIES (R2)	5.24%	8,369	GREAT-WEST TRUST COMPANY LLC TTEE F
			EMPLOYEE BENEFITS CLIENTS 401K - FG
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

PREFERRED SECURITIES (R3)	54.85%	136,913	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R3)	13.78%	34,418	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 765
			ACME MONACO CORPORATION 401 K
			PO BOX 264
			PLAINVILLE CT 06062-0264

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PREFERRED SECURITIES (R3)	9.27%	23,142	FIIOC
			FBO FLETCHER TILTON PC PROFIT
			SHARING PLAN AND TRUST
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

PREFERRED SECURITIES (R3)	6.64%	16,591	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (R4)	75.69%	77,605	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	10.41%	10,676	INTERACTIVE BROKERS LLC
			2 PICKWICK PLZ STE 202
			GREENWICH CT 06830-5576

PREFERRED SECURITIES (R4)	5.61%	5,755	CROSS SALES & ENGINEERING
			FBO EXEC EXCESS OF CROSS SALES & ENG
			ATTN JERRY BOHNSACK
			PO BOX 18508
			GREENSBORO NC 27419-8508

PREFERRED SECURITIES (R5)	39.71%	87,316	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R5)	32.03%	70,423	VANGUARD FIDUCIARY TRUST CO
			FBO 401K CLIENTS
			ATTN INVESTMENT SERVICES
			PO BOX 2600
			VALLEY FORGE PA 19482-2600

PREFERRED SECURITIES (R5)	11.27%	24,792	PRINCIPAL TRUST COMPANY
			FBO NQ DB OF AAA ARIZONA
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PREFERRED SECURITIES (R5)	9.81%	21,570	LUKE DAHLHEIMER FBO
			DAHLHEIMER BEVERAGE LLC 401K
			PROFIT SHARING PLAN & TRUST
			3360 CHELSEA RD W
			MONTICELLO MN 55362-4412

PREFERRED SECURITIES (R6)	40.27%	36,712,701	WELLS FARGO BANK NA FBO
			OMNIBUS CASH CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

PREFERRED SECURITIES (R6)	14.93%	13,614,094	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R6)	13.21%	12,042,320	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R6)	8.63%	7,872,743	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R6)	7.70%	7,021,206	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PREFERRED SECURITIES (R6)	5.19%	4,732,094	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (A)	33.82%	7,141,613	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

PRINCIPAL CAPITAL APPRECIATION (A)	6.85%	1,448,365	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (C)	20.21%	281,718	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (C)	10.21%	142,438	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	7.19%	100,338	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (I)	72.36%	11,135,701	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	10.32%	1,588,269	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (I)	5.86%	902,019	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R1)	93.80%	44,759	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R2)	69.16%	43,333	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (R2)	30.73%	19,258	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION (R3)	90.53%	339,397	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R4)	84.27%	291,810	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R4)	6.14%	21,285	PRINCIPAL TRUST COMPANY
			FBO LIFE POWER AGENT INCENTIVE REWARD PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL CAPITAL APPRECIATION (R5)	90.26%	783,953	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (A)	11.74%	249,607	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2010 (A)	8.23%	175,123	PRINCIPAL LIFE INSURANCE CO CUST
			IRA WILLIAM HENNESSEY
			31 LOWER HUDSON AVE
			GREEN ISLAND NY 12183-1014

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (I)	87.47%	30,073,236	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (I)	9.26%	3,184,008	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R1)	100.00%	351,180	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R2)	99.26%	455,743	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R3)	94.92%	2,168,484	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	87.68%	1,081,952	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	5.98%	73,846	RANGER PIPELINES INCORPORATED
			FBO RANGER PIPELINES INC NQ EXCESS PLAN
			ATTN PLAN TRUSTEE
			1790 YOSEMITE AVE
			SAN FRANCISCO CA 94124-2622

PRINCIPAL LIFETIME 2010 (R5)	73.13%	2,413,085	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (R5)	21.89%	722,546	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2015 (I)	87.58%	27,845,236	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (I)	11.45%	3,641,361	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R1)	99.39%	448,566	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R2)	100.00%	438,306	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R3)	97.34%	4,466,965	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R4)	93.13%	1,904,950	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	76.54%	3,779,466	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2015 (R5)	18.97%	937,077	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2020 (A)	11.21%	852,432	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2020 (I)	90.17%	178,702,675	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (I)	7.32%	14,516,422	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R1)	99.51%	1,793,072	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R2)	94.58%	1,765,221	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R3)	92.13%	10,017,800	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R4)	89.72%	6,706,367	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2020 (R5)	76.97%	13,424,332	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	13.02%	2,271,244	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2025 (I)	87.50%	91,268,817	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (I)	11.07%	11,555,135	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R1)	95.61%	1,027,068	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R2)	98.57%	1,360,174	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R3)	93.99%	12,445,950	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R4)	86.44%	5,796,612	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2025 (R5)	80.00%	9,907,957	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	16.85%	2,087,742	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2030 (A)	13.58%	1,172,385	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2030 (I)	90.84%	232,670,280	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (I)	7.21%	18,484,160	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R1)	98.39%	1,653,715	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R2)	99.22%	1,923,622	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R3)	92.20%	10,811,455	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2030 (R4)	89.19%	7,254,818	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	79.98%	15,638,668	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	8.87%	1,734,647	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2035 (I)	87.46%	68,707,986	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (I)	11.37%	8,935,706	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R1)	99.52%	842,060	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R2)	97.82%	1,061,718	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R3)	97.52%	7,946,201	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2035 (R4)	85.38%	4,032,187	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R4)	5.69%	268,812	MATRIX TRUST COMPANY CUST
			FBO HSA BANK-HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

PRINCIPAL LIFETIME 2035 (R5)	79.94%	7,727,362	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	14.62%	1,414,108	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2040 (A)	11.76%	740,299	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2040 (I)	89.97%	152,566,511	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (I)	8.11%	13,767,181	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R1)	98.02%	1,296,060	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2040 (R2)	99.28%	1,510,561	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R3)	95.91%	6,842,233	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R4)	90.85%	5,046,137	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	83.23%	10,726,244	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	9.60%	1,238,122	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2045 (I)	84.14%	45,429,034	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)	15.15%	8,181,116	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R1)	97.57%	536,736	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2045 (R2)	98.50%	871,875	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R3)	98.59%	5,791,284	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R4)	90.27%	2,686,226	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	84.76%	5,548,372	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	12.11%	792,796	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2050 (A)	13.49%	696,093	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2050 (A)	9.96%	513,836	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

PRINCIPAL LIFETIME 2050 (I)	88.57%	97,613,074	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2050 (I)	9.29%	10,246,458	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R1)	99.77%	895,916	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R2)	99.40%	1,092,016	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R3)	97.18%	4,714,003	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R4)	92.33%	2,974,416	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	88.86%	7,148,387	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	6.37%	512,998	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2055 (I)	87.90%	21,849,508	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2055 (I)	11.35%	2,823,636	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R1)	97.25%	259,243	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R2)	98.57%	375,797	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R3)	97.96%	2,357,655	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R4)	82.86%	1,092,464	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R4)	11.37%	149,934	MATRIX TRUST COMPANY CUST
			FBO HSA BANK-HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

PRINCIPAL LIFETIME 2055 (R5)	85.34%	2,421,366	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	11.71%	332,524	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2060 (I)	91.17%	17,380,779	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (I)	6.19%	1,181,265	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R1)	99.94%	139,134	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R2)	99.96%	151,399	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R3)	94.24%	763,985	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R4)	95.53%	402,355	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R5)	94.35%	1,151,278	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (I)	90.63%	768,019	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2065 (I)	9.21%	78,079	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R1)	91.35%	11,073	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R1)	8.64%	1,048	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

PRINCIPAL LIFETIME 2065 (R2)	93.09%	14,163	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R2)	6.90%	1,050	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

PRINCIPAL LIFETIME 2065 (R3)	99.68%	157,906	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R4)	93.94%	35,557	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R5)	99.56%	42,216	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2015 (I)	85.70%	1,617,386	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2015 (I)	13.11%	247,597	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2015 (J)	13.06%	120,413	PRINCIPAL LIFE INSURANCE CO CUST
			IRA ALVIN M SHELTON
			358 LONG RIDGE LN
			EXTON PA 19341-2199

PRINCIPAL LIFETIME HYBRID 2015 (J)	13.04%	120,239	PRINCIPAL LIFE INSURANCE CO CUST
			IRA HENRIETTA WITTMAN
			3431 CLEARVIEW AVE
			GODFREY IL 62035-1187

PRINCIPAL LIFETIME HYBRID 2015 (R6)	87.65%	5,225,742	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2015 (R6)	5.10%	304,179	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (I)	80.13%	5,177,104	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (I)	16.52%	1,067,506	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2020 (J)	7.38%	137,178	PRINCIPAL LIFE INSURANCE CO CUST
			IRA MARGARET H KELLEY
			1607 S CHARLOTTE CT
			LOMBARD IL 60148-6148

PRINCIPAL LIFETIME HYBRID 2020 (R6)	89.96%	16,192,328	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (I)	76.67%	3,693,371	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (I)	19.36%	932,663	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2025 (J)	5.59%	109,036	PRINCIPAL LIFE INSURANCE CO CUST
			IRA SAID NAJAFI
			264 ALPINE FALLS DR
			FOLSOM CA 95630-7188

PRINCIPAL LIFETIME HYBRID 2025 (R6)	84.48%	9,038,856	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (R6)	8.09%	866,643	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2030 (I)	87.73%	5,946,505	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2030 (I)	8.99%	609,540	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2030 (R6)	74.26%	9,508,819	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (R6)	13.55%	1,735,155	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (R6)	8.31%	1,064,174	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2035 (I)	72.86%	2,584,175	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (I)	19.26%	683,120	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2035 (R6)	77.28%	5,544,126	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (R6)	16.09%	1,154,739	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2040 (I)	85.97%	3,873,169	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (I)	11.39%	513,435	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2040 (R6)	70.37%	5,925,129	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (R6)	17.53%	1,476,486	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2040 (R6)	8.84%	744,308	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (I)	80.13%	1,865,347	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (I)	18.05%	420,298	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2045 (J)	5.09%	24,621	PRINCIPAL LIFE INSURANCE CO CUST
			IRA KENT LAWLER
			297 WESTWOOD DR
			LEAGUE CITY TX 77573-3489

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2045 (R6)	76.93%	3,232,175	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (R6)	15.81%	664,532	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2045 (R6)	5.17%	217,294	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (I)	88.11%	2,542,526	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (I)	10.06%	290,520	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2050 (R6)	77.83%	2,404,241	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (R6)	10.99%	339,727	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2050 (R6)	5.50%	170,131	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2055 (I)	88.16%	698,623	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (I)	10.79%	85,526	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2055 (J)	5.74%	7,534	PRINCIPAL LIFE INSURANCE CO CUST
			IRA ETHAN G MAROOT
			1062 BEAVER PARK WAY
			GALT CA 95632-8102

PRINCIPAL LIFETIME HYBRID 2055 (J)	5.57%	7,307	PRINCIPAL LIFE INSURANCE CO CUST
			IRA NICHOLAS A WEBBER
			2111 MILL RD APT 303
			ALEXANDRIA VA 22314-5316

PRINCIPAL LIFETIME HYBRID 2055 (R6)	86.40%	924,601	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (R6)	8.53%	91,355	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2060 (I)	86.16%	213,565	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (I)	7.35%	18,226	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2060 (J)	17.84%	11,345	DANIEL I STAMBAUGH
			322 SABLE DR
			MARIETTA PA 17547-8527

PRINCIPAL LIFETIME HYBRID 2060 (J)	13.28%	8,447	PRINCIPAL LIFE INSURANCE CO CUST
			IRA HEATH E WILKINSON
			4638 STRATHBLANE PL
			ALEXANDRIA VA 22304-2350

PRINCIPAL LIFETIME HYBRID 2060 (J)	10.92%	6,948	PRINCIPAL LIFE INSURANCE CO
			IRA (DCD) LARRY K RULAND
			FBO MICHAEL DAVID RULAND
			10798 PONT RD
			ALBION PA 16401-8606

PRINCIPAL LIFETIME HYBRID 2060 (J)	5.23%	3,327	PRINCIPAL LIFE INSURANCE CO CUST
			IRA JOSEPH MANGO
			2989 SHORELINE CIR
			FAIRFIELD CA 94533-7046

PRINCIPAL LIFETIME HYBRID 2060 (R6)	70.18%	216,187	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (R6)	15.46%	47,621	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (R6)	6.15%	18,972	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2065 (I)	83.09%	6,703	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2065 (I)	13.06%	1,054	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2065 (J)	49.75%	20,662	PRINCIPAL LIFE INSURANCE CO CUST
			IRA ERICA K CICHOWSKI
			6816 RIDGEWOOD DR
			PAPILLION NE 68133-2116

PRINCIPAL LIFETIME HYBRID 2065 (J)	8.42%	3,499	PRINCIPAL LIFE INSURANCE CO CUST
			IRA RICHARD J BOYD
			652 BURNSIDE DR
			TIPP CITY OH 45371-3702

PRINCIPAL LIFETIME HYBRID 2065 (J)	6.01%	2,500	PRINCIPAL LIFE INSURANCE CO CUST
			IRA AMIR ASKARIN
			8450 GOLD SUNSET WAY
			COLUMBIA MD 21045-7407

PRINCIPAL LIFETIME HYBRID 2065 (J)	5.69%	2,364	PRINCIPAL LIFE INSURANCE CO CUST
			IRA ALI BAKHTIARI MOGHADDAM
			420 EUROPA WAY
			LAS VEGAS NV 89145-5440

PRINCIPAL LIFETIME HYBRID 2065 (J)	5.54%	2,304	PRINCIPAL LIFE INSURANCE CO CUST
			IRA THAO NGUYEN
			6404 CAROLYN DR
			FALLS CHURCH VA 22044-1731

PRINCIPAL LIFETIME HYBRID 2065 (J)	5.06%	2,103	PRINCIPAL LIFE INSURANCE CO CUST
			IRA RICHARD SCULLY
			402 OCEAN PKWY APT 104
			BROOKLYN NY 11218-4619

PRINCIPAL LIFETIME HYBRID 2065 (R6)	91.58%	19,318	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	83.05%	1,109,383	DCGT AS TTEE AND/OR CUST
HYBRID INCOME (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	8.96%	119,792	NATIONAL FINANCIAL SERVICES LLC
HYBRID INCOME (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME	13.87%	71,341	PRINCIPAL LIFE INSURANCE CO CUST
HYBRID INCOME (J)			IRA WILLIAM M BOWEN
			8802 ZUBER RD
			SPRINGVILLE AL 35146-7012

PRINCIPAL LIFETIME	9.60%	49,349	PRINCIPAL LIFE INSURANCE CO CUST
HYBRID INCOME (J)			IRA CHARLENE BELLARDI
			PO BOX 2011
			WINDSOR CA 95492-2011

PRINCIPAL LIFETIME	9.53%	48,997	PRINCIPAL LIFE INSURANCE CO CUST
HYBRID INCOME (J)			IRA MARK B GRIFFITH
			6 WYNNGATE LN
			BUFFALO NY 14221-1840

PRINCIPAL LIFETIME	6.62%	34,050	PRINCIPAL LIFE INSURANCE CO CUST
HYBRID INCOME (J)			IRA JULIA M MOREY
			725 W AIRE LIBRE AVE
			PHOENIX AZ 85023-7909

PRINCIPAL LIFETIME	5.92%	30,457	PRINCIPAL LIFE INSURANCE CO CUST
HYBRID INCOME (J)			IRA CAROL CASSIDY
			135 ASTORIA WAY
			PARK RIDGE IL 60068-2890

PRINCIPAL LIFETIME	83.12%	2,888,528	DCGT AS TTEE AND/OR CUST
HYBRID INCOME (R6)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	7.24%	251,604	BANKERS TRUST COMPANY
HYBRID INCOME (R6)			FBO PRIN SELECT SVNG EXCESS PLAN FOR EES
			ATTN MARK HARRISON
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	16.60%	236,838	NATIONAL FINANCIAL SERVICES LLC
STRATEGIC INC (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME	91.93%	22,482,840	PRINCIPAL LIFE INS. COMPANY CUST.
STRATEGIC INC (I)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME	5.21%	1,275,859	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	99.99%	264,145	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	96.00%	350,532	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	91.36%	1,315,410	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	85.50%	578,848	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	75.65%	1,220,848	DCGT AS TTEE AND/OR CUST
STRATEGIC INC (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	7.86%	126,855	NATIONAL FINANCIAL SERVICES LLC
STRATEGIC INC (R5)			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE DEBT INCOME (A)	54.18%	99,468	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE DEBT INCOME (A)	5.81%	10,678	PRINCIPAL LIFE INSURANCE CO CUST
			IRA NEIL WOLF
			427 E CASS ST
			CADILLAC MI 49601-2119

REAL ESTATE DEBT INCOME (A)	5.28%	9,697	PETER WOLPERT AUTHORIZED SIGNOR
			CITY CHEMICAL HOLDING ACCT
			139 ALLINGS CROSSING RD
			WEST HAVEN CT 06516-7521

REAL ESTATE DEBT INCOME (I)	35.19%	242,683	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

REAL ESTATE DEBT INCOME (I)	30.46%	210,104	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE DEBT INCOME (I)	15.78%	108,814	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

REAL ESTATE DEBT INCOME (I)	13.36%	92,157	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE DEBT INCOME (R6)	39.32%	5,001,829	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE DEBT INCOME (R6)	37.94%	4,826,357	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE DEBT INCOME (R6)	12.54%	1,595,948	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE DEBT INCOME (R6)	6.00%	764,304	SAM BALANCED PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (A)	21.79%	2,640,800	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (A)	10.12%	1,226,666	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (A)	8.78%	1,064,251	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1905

REAL ESTATE SECURITIES (A)	5.84%	708,415	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	29.09%	569,846	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	15.05%	294,807	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (C)	5.25%	102,992	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (C)	5.02%	98,482	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (I)	21.08%	13,899,457	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (I)	19.68%	12,972,512	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (I)	7.89%	5,201,949	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (I)	5.38%	3,550,751	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R1)	67.39%	112,293	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R1)	6.53%	10,894	MATRIX TRUST COMPANY TRUSTEE
			UNIVERSAL PURE 401 (K) PLAN
			717 17TH STREET SUITE 1300
			DENVER CO 80202-3304

REAL ESTATE SECURITIES (R2)	37.36%	225,353	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (R2)	29.36%	177,067	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R2)	16.28%	98,209	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R3)	44.02%	718,075	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R3)	12.57%	205,115	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R3)	7.04%	114,934	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

REAL ESTATE SECURITIES (R4)	36.09%	520,719	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R4)	20.76%	299,534	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

REAL ESTATE SECURITIES (R4)	7.02%	101,386	RELIANCE TRUST COMPANY FBO
			MASSMUTUAL REGISTERED PRODUCT
			PO BOX 28004
			ATLANTA GA 30358-0004

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (R4)	5.85%	84,491	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R4)	5.02%	72,494	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R5)	35.68%	2,414,900	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	21.37%	1,446,165	DCGT AS TTEE AND/OR CUST
			FBO SUPERIOR OFFICERS COUNCIL CUST INV FOF
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	11.73%	794,331	MATRIX AS TTEE FBO SHEET METAL
			WORKERS LOCAL 104
			PO BOX 52129
			PHOENIX AZ 85072-2129

REAL ESTATE SECURITIES (R6)	24.90%	14,923,953	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R6)	24.69%	14,797,935	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

REAL ESTATE SECURITIES (R6)	18.22%	10,920,126	WELLS FARGO BANK NA FBO
			OMNIBUS CASH CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (R6)	5.16%	3,095,381	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (A)	18.77%	27,716,481	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM BALANCED PORTFOLIO (A)	11.65%	17,212,925	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM BALANCED PORTFOLIO (A)	6.23%	9,204,932	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM BALANCED PORTFOLIO (C)	20.65%	5,956,609	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM BALANCED PORTFOLIO (C)	9.80%	2,826,262	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM BALANCED PORTFOLIO (C)	8.28%	2,390,005	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM BALANCED PORTFOLIO (C)	5.26%	1,517,334	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM BALANCED PORTFOLIO (I)	86.30%	43,856,894	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM BALANCED PORTFOLIO (R1)	74.70%	176,290	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R1)	8.38%	19,777	PRINCIPAL TRUST COMPANY
			FBO ONYINYE OKEZIE MD INC
			DEFINED BENEFIT PLAN
			500 OLD RIVER RD STE 110
			BAKERSFIELD CA 93311-9509

SAM BALANCED PORTFOLIO (R2)	98.33%	228,484	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R3)	87.88%	1,621,258	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R4)	50.18%	701,969	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R4)	15.50%	216,834	MATRIX TRUST COMPANY CUST FBO
			HSA BANK - HS4
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM BALANCED PORTFOLIO (R4)	13.78%	192,832	MATRIX TRUST CO AS AGENT FBO
			PRO-SET INC FINANCIAL SECURITY TRUS
			PO BOX 52129
			PHOENIX AZ 85072-2129

SAM BALANCED PORTFOLIO (R4)	11.96%	167,353	MATRIX TRUST COMPANY CUST
			FBO HSA BANK- HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM BALANCED PORTFOLIO (R5)	93.92%	2,420,116	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	16.51%	7,821,878	NATIONAL FINANCIAL SERVICES LLC
BALANCED PORT (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE	9.30%	4,405,452	J. P. MORGAN SECURITIES LLC
BALANCED PORT (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM CONSERVATIVE	6.45%	3,058,817	PERSHING LLC
BALANCED PORT (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE	16.18%	2,408,745	NATIONAL FINANCIAL SERVICES LLC
BALANCED PORT (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE	15.24%	2,268,659	WELLS FARGO CLEARING SERVICES LLC
BALANCED PORT (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE	5.87%	874,489	LPL FINANCIAL
BALANCED PORT (C)			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM CONSERVATIVE	75.85%	19,588,084	PRINCIPAL LIFE INS. COMPANY CUST.
BALANCED PORT (I)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE	12.81%	3,308,708	PRINCIPAL TRUST COMPANY
BALANCED PORT (I)			FBO YOCHA DEHE CITIZEN SUPP RET PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD STE 300
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE	61.45%	134,123	DCGT AS TTEE AND/OR CUST
BALANCED PORT (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	16.95%	36,999	MID ATLANTIC TRUST COMPANY FBO
BALANCED PORT (R1)			ELAINE GANTZ DDS PCQ
			1251 WATERFRONT PLACE, SUITE 525
			PITTSBURGH PA 15222-4228

SAM CONSERVATIVE	9.47%	20,689	PRINCIPAL TRUST COMPANY
BALANCED PORT (R1)			FBO DEV MEDICAL ASSOCIATES SC CASH
			BALANCE PENSION PLAN
			5600 W ADDISON ST STE 400
			CHICAGO IL 60634-4400

SAM CONSERVATIVE	5.39%	11,780	PAI TRUST COMPANY INC
BALANCED PORT (R1)			PARAMOUNT CONSTRUCTION GROUP INC 40
			1300 ENTERPRISE DRIVE
			DE PERE WI 54115-4934

SAM CONSERVATIVE	5.09%	11,120	EWR INC
BALANCED PORT (R1)			FBO EXEC RETIREMENT PLAN OF EWR INC
			ATTN JOSEPH WYRICK
			6055 PRIMACY PARKWAY STE 100
			MEMPHIS TN 38119-5514

SAM CONSERVATIVE	93.97%	39,154	DCGT AS TTEE AND/OR CUST
BALANCED PORT (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	6.02%	2,510	MLPF&S FOR THE SOLE
BALANCED PORT (R2)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE	83.17%	925,330	DCGT AS TTEE AND/OR CUST
BALANCED PORT (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	40.66%	837,161	PRINCIPAL TRUST COMPANY
BALANCED PORT (R4)			FBO AKIMA LLC NQ DEF COMP
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE	34.79%	716,333	DCGT AS TTEE AND/OR CUST
BALANCED PORT (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	12.71%	261,829	PRINCIPAL TRUST COMPANY
BALANCED PORT (R4)			FBO B&G AND AFFILIATES EXEC RET PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE	95.37%	1,431,919	DCGT AS TTEE AND/OR CUST
BALANCED PORT (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	11.75%	11,987,272	J. P. MORGAN SECURITIES LLC
GROWTH PORT (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM CONSERVATIVE	11.24%	11,468,478	NATIONAL FINANCIAL SERVICES LLC
GROWTH PORT (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE	5.56%	5,672,488	PERSHING LLC
GROWTH PORT (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE	15.40%	2,746,231	NATIONAL FINANCIAL SERVICES LLC
GROWTH PORT (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE	7.54%	1,344,594	WELLS FARGO CLEARING SERVICES LLC
GROWTH PORT (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE	6.26%	1,116,580	RAYMOND JAMES
GROWTH PORT (C)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SAM CONSERVATIVE	6.10%	1,088,716	LPL FINANCIAL
GROWTH PORT (C)			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM CONSERVATIVE	84.16%	24,321,354	PRINCIPAL LIFE INS. COMPANY CUST.
GROWTH PORT (I)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	7.85%	2,270,744	DCGT AS TTEE AND/OR CUST
GROWTH PORT (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	94.86%	64,606	DCGT AS TTEE AND/OR CUST
GROWTH PORT (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	99.99%	87,805	DCGT AS TTEE AND/OR CUST
GROWTH PORT (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE	89.24%	1,108,616	DCGT AS TTEE AND/OR CUST
GROWTH PORT (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	60.63%	443,305	DCGT AS TTEE AND/OR CUST
GROWTH PORT (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE	15.88%	116,115	MATRIX TRUST COMPANY CUST
GROWTH PORT (R4)			FBO HSA BANK- HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM CONSERVATIVE	13.05%	95,412	MATRIX TRUST COMPANY CUST FBO
GROWTH PORT (R4)			HSA BANK - HS4
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM CONSERVATIVE	91.23%	1,480,418	DCGT AS TTEE AND/OR CUST
GROWTH PORT (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	22.01%	18,002,595	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME	11.02%	9,014,127	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM FLEXIBLE INCOME	23.59%	5,536,946	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	6.18%	1,450,787	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME	66.50%	12,156,276	PRINCIPAL LIFE INS. COMPANY CUST.
PORTFOLIO (I)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	8.87%	1,622,953	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (I)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME	5.81%	1,062,997	DCGT AS TTEE AND/OR CUST
PORTFOLIO (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	47.81%	69,194	PRINCIPAL TRUST COMPANY
PORTFOLIO (R1)			FBO MEUSER LAW OFFICE, P.A. CASH
			BALANCE PLAN
			10400 VIKING DR STE 250
			EDEN PRAIRIE MN 55344-7267

SAM FLEXIBLE INCOME	27.68%	40,063	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	13.80%	19,971	PRINCIPAL TRUST COMPANY
PORTFOLIO (R1)			FBO DEV MEDICAL ASSOCIATES SC CASH
			BALANCE PENSION PLAN
			5600 W ADDISON ST STE 400
			CHICAGO IL 60634-4400

SAM FLEXIBLE INCOME	7.44%	10,778	EWR INC
PORTFOLIO (R1)			FBO EXEC RETIREMENT PLAN OF EWR INC
			ATTN JOSEPH WYRICK
			6055 PRIMACY PARKWAY STE 100
			MEMPHIS TN 38119-5514

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	100.00%	82,990	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	74.31%	320,140	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	8.23%	35,496	MID ATLANTIC TRUST COMPANY FBO
PORTFOLIO (R3)			BUFFALO ULTRASOUND INC 401 K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

SAM FLEXIBLE INCOME	6.31%	27,200	PRINCIPAL TRUST COMPANY
PORTFOLIO (R3)			FBO TIFTAREA UROLOGY PC CASH
			BALANCE PLAN
			1815 OLD OCILLA RD
			TIFTON GA 31794-1617

SAM FLEXIBLE INCOME	45.30%	168,406	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	22.73%	84,522	MATRIX TRUST COMPANY CUST FBO
PORTFOLIO (R4)			HSA BANK - HS4
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM FLEXIBLE INCOME	15.15%	56,335	MATRIX TRUST COMPANY CUST
PORTFOLIO (R4)			FBO HSA BANK- HS3
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM FLEXIBLE INCOME	7.12%	26,488	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO SCHENECTADY PULMONARY &
			CRITICAL CARE
			124 ROSA RD STE 382
			SCHENECTADY NY 12308-2144

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	94.46%	775,885	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	11.01%	7,025,434	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM STRATEGIC GROWTH	8.55%	5,453,611	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH	14.86%	1,465,344	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH	5.40%	532,888	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM STRATEGIC GROWTH	84.55%	13,263,752	PRINCIPAL LIFE INS. COMPANY CUST.
PORTFOLIO (I)			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	7.94%	1,245,739	DCGT AS TTEE AND/OR CUST
PORTFOLIO (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	91.89%	25,170	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM STRATEGIC GROWTH	8.10%	2,221	MG TRUST COMPANY CUST FBO
PORTFOLIO (R1)			PAULDING EXEMPTED VILLAGE SC 403 B
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM STRATEGIC GROWTH	99.90%	141,828	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R2)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	92.60%	514,119	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	63.22%	466,947	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	20.53%	151,690	MATRIX TRUST COMPANY CUST FBO
PORTFOLIO (R4)			HSA BANK - HS4
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM STRATEGIC GROWTH	92.50%	871,366	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (A)	18.67%	4,725,050	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (A)	14.75%	3,734,403	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (A)	10.02%	2,537,061	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	19.01%	1,020,262	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (C)	11.47%	615,732	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	6.80%	365,271	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SHORT-TERM INCOME (C)	6.33%	339,701	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (C)	5.58%	299,680	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (I)	28.20%	97,894,297	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

SHORT-TERM INCOME (I)	8.44%	29,327,047	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (I)	7.65%	26,558,576	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	7.51%	26,081,329	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R1)	66.72%	33,408	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R1)	14.58%	7,304	PRINCIPAL TRUST COMPANY
			FBO CONCORP CONCRETE INC DEFINED
			BENEFIT PENSION PLAN
			4687 E CORTLAND AVE
			FRESNO CA 93726-6310

SHORT-TERM INCOME (R1)	8.84%	4,430	EWR, INC
			FBO EXEC RETIREMENT PLAN OF EWR, INC
			ATTN JOSEPH WYRICK
			6055 PRIMACY PKWY STE 100
			MEMPHIS TN 38119-5514

SHORT-TERM INCOME (R1)	8.60%	4,308	PRINCIPAL TRUST COMPANY FBO
			ALTON GROUP INC CASH BALANCE PLAN
			3365 N MILL RD
			DRYDEN MI 48428-9361

SHORT-TERM INCOME (R2)	87.24%	109,979	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R2)	12.58%	15,867	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (R3)	73.44%	808,056	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	66.32%	159,981	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	13.22%	31,906	PRINCIPAL TRUST COMPANY
			FBO 457B OF COMM FDN OF GREATER ATLANTA
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R4)	9.76%	23,546	PRINCIPAL TRUST COMPANY
			FBO NQ BENEFIT FOR HCES OF MIECO
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R5)	27.98%	325,846	WACHOVIA BANK NATIONAL ASSOCIATION
			FBO DEF COMP PLAN OF CED INC (PS DEF
			ATTN SHELLEY ANDERSON
			ONE WEST FOURTH STREET
			WINSTON-SALEM NC 27101-3818

SHORT-TERM INCOME (R5)	21.27%	247,695	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (R5)	15.17%	176,671	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	7.38%	86,005	CHURCHILL MORTGAGE CORPORATION
			FBO CHURCHILL MORTGAGE CORPORATION
			INCENTIVE BONUS PLAN
			ATTN SHEREE BARLETT
			761 OLD HICKORY BLVD STE 400
			BRENTWOOD TN 37027-4519

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (R5)	7.16%	83,489	AMERICAN ENTERPRISE SERVICES INC
			FBO AES SUPPLEMENTAL BENEFIT PLAN
			ATTN PATRICIA ANDERSON
			601 6TH AVE
			DES MOINES IA 50309-1605

SMALLCAP (A)	11.88%	1,324,836	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP (A)	7.09%	790,901	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SMALLCAP (C)	22.76%	382,057	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP (C)	9.02%	151,387	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALLCAP (C)	8.15%	136,854	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

SMALLCAP (C)	6.08%	102,108	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP (I)	28.81%	1,097,651	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP (I)	9.81%	374,036	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

SMALLCAP (I)	8.96%	341,657	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (I)	8.92%	339,820	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP (I)	7.70%	293,671	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SMALLCAP (I)	5.48%	208,999	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

SMALLCAP (I)	5.04%	192,116	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALLCAP (R1)	69.74%	91,460	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R1)	15.20%	19,933	FIIOC
			FBO VRMC OF NEW YORK 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP (R1)	5.76%	7,554	FIIOC
			FBO ASTRAL HEALTH & BEAUTY INC PROFIT
			SHARING & 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

SMALLCAP (R1)	5.19%	6,818	ASCENSUS TRUST COMPANY
			FBO THE MOVEMENT SCIENCE CENTER
			401K 2 # 2409
			PO BOX 10758
			FARGO ND 58106-0758

SMALLCAP (R2)	56.56%	107,323	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

SMALLCAP (R2)	34.14%	64,789	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R2)	9.04%	17,159	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP (R3)	25.30%	146,280	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R3)	6.44%	37,265	FIIOC
			FBO THE ROBERT ALLEN GROUP 401K SAVINGS PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

SMALLCAP (R3)	6.09%	35,236	FIIOC
			FBO WINTEC INDUSTRIES INC 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP (R4)	87.35%	998,361	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP (R4)	6.85%	78,292	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R5)	49.73%	570,802	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP (R5)	32.69%	375,224	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R6)	29.16%	774,230	WELLS FARGO BANK FBO
			VARIOUS RETIREMENT PLANS 9888888836
			1525 WEST WT HARRIS BLVD
			CHARLOTTE NC 28288-1076

SMALLCAP (R6)	23.46%	622,936	MAC & CO A/C 298116
			ATTN MUTUAL FUND OPERATIONS
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

SMALLCAP (R6)	14.04%	372,774	NFS LLC FEBO
			FIIOC AS AGENT FOR
			QUALIFIED EMPLOYEE BENEFIT
			PLANS (401K) FINOPS-IC FUNDS
			100 MAGELLAN WAY # KW1C
			COVINGTON KY 41015-1987

SMALLCAP (R6)	12.31%	326,911	DCGT AS TTEE AND/OR CUST
			ATTN NPIO TRADE DESK
			FBO THE WESLEYAN PENSION FUND
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP (R6)	6.93%	183,999	PRINCIPAL TRUST
			FOR HEALTH BENEFITS FOR EE'S 61000
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP GROWTH I (I)	33.48%	3,919,468	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP GROWTH I (I)	29.63%	3,468,736	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	10.98%	1,285,735	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SMALLCAP GROWTH I (R1)	95.75%	200,187	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R2)	68.87%	237,969	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R2)	14.47%	50,028	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SMALLCAP GROWTH I (R2)	8.11%	28,049	MID ATLANTIC TRUST COMPANY FBO
			SPOTLESS GUTTER CLEANING & RE 401(
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

SMALLCAP GROWTH I (R3)	66.56%	949,592	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP GROWTH I (R3)	8.06%	114,990	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

SMALLCAP GROWTH I (R4)	70.93%	748,893	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R4)	6.62%	69,916	RELIANCE TRUST COMPANY FBO
			MASSMUTUAL REGISTERED PRODUCT
			PO BOX 28004
			ATLANTA GA 30358-0004

SMALLCAP GROWTH I (R4)	5.30%	56,003	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

SMALLCAP GROWTH I (R5)	70.53%	2,411,421	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R5)	5.17%	176,844	RELIANCE TRUST COMPANY
			TTEE FBO
			RITE SOLUTIONS SAVINGS & INVESTMENT
			ONE CORPORATE PLACE
			MIDDLETOWN RI 02842-6406

SMALLCAP GROWTH I (R6)	66.00%	76,823,551	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP
			OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R6)	7.04%	8,197,731	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP GROWTH I (R6)	5.46%	6,365,874	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	25.47%	3,724,540	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	14.70%	2,150,273	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP S&P 600 INDEX (I)	8.85%	1,295,137	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SMALLCAP S&P 600 INDEX (I)	5.13%	751,426	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX (R1)	36.10%	191,401	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R1)	5.82%	30,871	ASCENSUS TRUST COMPANY
			FBO CRP INDUSTRIES INC
			401K PLAN 13101
			P.O. BOX 10758
			FARGO ND 58106-0758

SMALLCAP S&P 600 INDEX (R1)	5.18%	27,464	COUNSEL TRUST DBA MATC FBO
			HIRSCH INTERNATIONAL CORP 401 K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP S&P 600 INDEX (R2)	50.92%	273,836	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R2)	8.79%	47,303	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

SMALLCAP S&P 600 INDEX (R2)	7.80%	41,973	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

SMALLCAP S&P 600 INDEX (R2)	5.07%	27,311	ASCENSUS TRUST COMPANY
			FBO E & AMP E &AMP
			401K PROFIT SHARING
			PO BOX 10758
			FARGO ND 58106-0758

SMALLCAP S&P 600 INDEX (R3)	45.03%	1,922,667	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R3)	8.10%	345,834	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP S&P 600 INDEX (R4)	63.58%	1,705,465	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R4)	5.41%	145,252	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP S&P 600 INDEX (R5)	61.59%	3,825,876	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	43.44%	7,683,654	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	14.92%	2,639,641	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	9.87%	1,747,354	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (A)	28.87%	217,461	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP VALUE II (A)	6.60%	49,715	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SMALLCAP VALUE II (I)	23.11%	3,015,143	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR
			CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP VALUE II (I)	16.75%	2,185,402	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 763
			ESSILOR OF AMERICA RETIREMENT
			13555 N STEMMONS FWY
			DALLAS TX 75234-5765

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP VALUE II (I)	15.78%	2,059,078	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 767
			BT U.S. RETIREMENT SAVINGS PLAN
			8951 CYPRESS WATERS BLVD STE 200
			DALLAS TX 75019-4763

SMALLCAP VALUE II (I)	13.06%	1,703,866	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	6.85%	893,743	GREAT-WEST TRUST COMPANY LLC FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (R1)	94.64%	98,284	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R2)	61.24%	130,826	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R2)	37.74%	80,626	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

SMALLCAP VALUE II (R3)	65.41%	580,759	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	10.45%	92,858	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 820
			FUNAI CORPORATION, INC.
			21061 S WESTERN AVE STE 210
			TORRANCE CA 90501-1735

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP VALUE II (R3)	10.03%	89,122	RELIANCE TRUST COMPANY FBO
			MASSMUTUAL REGISTERED PRODUCT
			PO BOX 28004
			ATLANTA GA 30358-0004

SMALLCAP VALUE II (R4)	90.11%	426,045	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R5)	82.44%	1,744,760	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R5)	5.63%	119,240	MID ATLANTIC TRUST COMPANY FBO
			MATC OMNIBUS DIV REINVEST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

SMALLCAP VALUE II (R6)	51.12%	43,661,531	PRINCIPAL LIFE INS. COMPANY CUST.
			FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	10.40%	8,883,387	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	8.50%	7,264,219	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	5.92%	5,057,736	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	5.77%	4,934,745	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP VALUE II (R6)	5.14%	4,391,025	DCGT AS TTEE AND/OR CUST
			FBO CHS CUSTOM TARGET DATE FUND OF
			ATTN NPIO TRADE DESK
			FUNDS SEP ACCTS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND	23.36%	2,716,645	NATIONAL FINANCIAL SERVICES LLC
INCOME (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALL-MIDCAP DIVIDEND	11.40%	1,325,569	WELLS FARGO CLEARING SERVICES LLC
INCOME (A)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND	9.76%	1,135,724	CHARLES SCHWAB & CO INC
INCOME (A)			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1905

SMALL-MIDCAP DIVIDEND	6.98%	812,027	UBS WM USA
INCOME (A)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND	5.15%	599,291	PERSHING LLC
INCOME (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALL-MIDCAP DIVIDEND	20.55%	2,005,179	WELLS FARGO CLEARING SERVICES LLC
INCOME (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND	15.62%	1,524,368	UBS WM USA
INCOME (C)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALL-MIDCAP DIVIDEND	11.64%	1,135,970	RAYMOND JAMES
INCOME (C)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SMALL-MIDCAP DIVIDEND	9.86%	962,679	MORGAN STANLEY SMITH BARNEY LLC
INCOME (C)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SMALL-MIDCAP DIVIDEND	8.26%	806,225	NATIONAL FINANCIAL SERVICES LLC
INCOME (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALL-MIDCAP DIVIDEND	6.54%	637,944	MLPF&S FOR THE SOLE
INCOME (C)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SMALL-MIDCAP DIVIDEND	36.90%	51,981,590	WELLS FARGO CLEARING SERVICES LLC
INCOME (I)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND	23.24%	32,735,405	RAYMOND JAMES
INCOME (I)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SMALL-MIDCAP DIVIDEND	12.88%	18,147,318	UBS WM USA
INCOME (I)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND	6.59%	9,292,981	MORGAN STANLEY SMITH BARNEY LLC
INCOME (I)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALL-MIDCAP DIVIDEND	59.61%	380,794	PRINCIPAL LIFE INS. COMPANY CUST.
INCOME (R6)			FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED
			ATTN PLIC PROXY COORDINATOR
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND	21.56%	137,776	MATRIX TRUST COMPANY TRUSTEE FBO
INCOME (R6)			FELHABER LARSON FENLON & VOGT EMP
			PO BOX 52129
			PHOENIX AZ 85072-2129

SMALL-MIDCAP DIVIDEND	7.66%	48,982	TD AMERITRADE TRUST COMPANY
INCOME (R6)			ATTN HOUSE
			PO BOX 17748
			DENVER CO 80217-0748

SMALL-MIDCAP DIVIDEND	6.24%	39,881	J. P. MORGAN SECURITIES LLC
INCOME (R6)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SYSTEMATEX INTERNATIONAL (I)	100.00%	29,733	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

SYSTEMATEX INTERNATIONAL (R6)	41.49%	2,140,303	THE PRINCIPAL TRST FOR PST-RTRMENT
			FOR MEDICAL BENEFITS FOR EMPLOYEES 61021
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SYSTEMATEX INTERNATIONAL (R6)	22.24%	1,147,251	PRINCIPAL TRUST
			FOR HEALTH BENEFITS FOR EE'S 61000
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SYSTEMATEX INTERNATIONAL (R6)	8.92%	460,480	THE PRINCIPAL TRUST FOR POST-
			RETIREMENT MED BENE FR INDV FIELD 61022
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SYSTEMATEX INTERNATIONAL (R6)	8.48%	437,378	PRINCIPAL TRUST FOR LIFE INS
			BENEFITS FOR EE'S 61006
			ATTN STEPHANIE WATTS 711-4D79
			PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SYSTEMATEX INTERNATIONAL (R6)	7.52%	388,279	PRINCIPAL TRUST FOR MEDICARE ELIGIB
			LE POST RETIREMENT MEDICAL BENEFITS
			ATTN STEPHANIE WATTS 711-4D79
			711 HIGH ST
			DES MOINES IA 50392-0001

SYSTEMATEX LARGE VALUE (R6)	100.00%	25,621	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN JOEL BENNETT 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

TAX-EXEMPT BOND (A)	18.33%	7,377,436	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (A)	10.54%	4,244,624	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (A)	10.50%	4,225,126	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

TAX-EXEMPT BOND (A)	6.50%	2,617,297	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (A)	5.31%	2,140,401	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	30.80%	1,363,386	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
TAX-EXEMPT BOND (C)	14.29%	632,722	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	8.66%	383,536	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	7.85%	347,585	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (C)	7.41%	328,091	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

TAX-EXEMPT BOND (C)	6.99%	309,413	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

TAX-EXEMPT BOND (I)	31.13%	3,603,403	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (I)	16.30%	1,886,284	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (I)	13.67%	1,582,818	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
TAX-EXEMPT BOND (I)	13.50%	1,563,028	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (I)	13.21%	1,529,461	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

TAX-EXEMPT BOND (I)	6.62%	766,969	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS1
Audit Committee Charter (Amended March 13, 2018)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;2 (3) the independent registered public accounting firm’s qualifications and independence; and (4) the performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

____________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds
2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Financial Reporting Process:

•
Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

•	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

•	Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•	Review annually with management and the independent registered public accounting firm, policies for valuation of Fund portfolio securities and pricing errors.

•	Review within 90 days prior to the filing of the Funds’ annual financial statements a report from the independent registered public accounting firm on:

•	All critical accounting policies and practices to be used;

•
All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;

•
Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and

•	All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:

•
Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

•	Review the Funds’ policies with respect to risk assessment and risk management.

•	Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

•	Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, auditing and internal control matters.

•
Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.

•
Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.

•	Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:

•
Approve and recommend to the Board the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•
Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.

•
Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.[3]

•	Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.

•
Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

•	Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.

•
Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.

•
Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

•	Review annual audit plans of the independent registered public accounting firm for the Funds.

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Conduct an annual self-evaluation.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

____________________
3 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

06/12/2017
PRINCIPAL FUNDS1
Nominating and Governance Committee Charter
This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.
Purpose
The Committee’s primary purpose is to oversee the structure and efficiency of the Boards of Directors/Trustees and the committees the Boards establish.
Operating Guidelines
The Board shall appoint the members of the Committee and the Committee Chair.
There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.
Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.

•
Quorum. At any Committee meeting a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

______________________
1 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

•
Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.
Responsibilities
The responsibilities of the Committee include, but are not limited to, the following:
Board Membership and Functions

•	Periodically review the composition of the Board and consider whether additional members are needed

•	Identify and evaluate director/trustee candidates and recommend individuals for membership on the Board

•	Nominate the Lead Independent Director/Trustee of the Board

•	Periodically review Independent Director/Trustee compensation

•	Review internal auditor annual reports of Directors’/Trustees’ expense records

•	Formulate a Director/Trustee retirement policy

•	Oversee the Boards’ annual evaluation of its performance and the performance of its committees

•	Oversee the development and implementation of orientation for new Directors/Trustees

•	Periodically review the Board’s governance policies and procedures

Committee Membership and Functions

•	Periodically review the Board’s committee structure and assignment of functions to each committee

•	Identify and recommend individuals for membership and chair positions on all committees, except to the extent a committee’s members are established by its charter.

Insurance Coverage

•	At least annually, review the Funds’ fidelity bond for appropriateness of type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

•
At least annually, review the Funds’ directors/trustees and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

Legal Matters

•	Oversee the legal counsel for the independent directors/trustees and such counsel’s independence

•	As needed, review Fund litigation matters

Other Responsibilities

•	Report activities to the Boards of Directors/Trustees on a regular basis.

•	Maintain communication with counsel for independent directors/trustees.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX D

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
PRINCIPAL REAL ESTATE INVESTORS SUB-ADVISED SERIES
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) effective as of __________, 2019, by and between PRINCIPAL GLOBAL INVESTORS, LLC (hereinafter called the “Manager”), and PRINCIPAL REAL ESTATE INVESTORS, LLC (hereinafter called the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and
WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for certain series of the Fund (hereinafter called the "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Amended and Restated Sub-Advisory Agreement between the Manager and the Sub-Advisor dated January 1, 2019 with this Agreement; and
WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the "Allocated Assets"), subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with the Series' investment objective and policies.

(c)
Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)
Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series.

(i)
Open accounts with broker-dealers, swap dealers, clearinghouses and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities or swaps so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities or derivatives transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j) Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i), Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii), The foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).

(k)
Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to the Series.

(l)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics.

(m)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of the Series.

(n)
Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended, the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended, the Commodity Exchange Act, as amended, and any state securities laws, and any rule or regulation thereunder.

(o)
Perform quarterly and annual tax compliance tests to monitor the Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

(p)	Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

3.	Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for the Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

6.	Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

7.	Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.	Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated, shall continue in effect for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.
If the shareholders of the Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

9.	Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

10.	General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and Sub-Advisor for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200.

(c)	the Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it is contrary to the Sub-advisor's policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer's promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)	This Agreement contains the entire understanding and agreement of the parties.

11.
The Sub-Advisor acknowledges Manager's representation that the Diversified Real Asset Fund series does not rely on the exclusion from the definition of "commodity pool operator" under Section 4.5 of the General Regulations under the Commodity Exchange Act (the CEA).

The Sub-Advisor represents that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor. As applicable, the Sub-Advisor shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Advisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization relating to Sub Advisor's registration as a commodity trading advisor, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By
Michael J. Beer
Executive Director - Principal Funds

By
Adam U. Shaikh
Assistant General Counsel

PRINCIPAL REAL ESTATE INVESTORS, LLC

By
Name:
Title:

By
Name:
Title:

APPENDIX A
[INTENTIONALLY OMITTED]

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series

Series	Effective Date	Initial Term
Diversified Real Asset Fund		2 Years
(Global REIT Portfolio)	03/16/2010	2 Years
(CMBS SASB Portfolio)	01/01/2019	2 Years
Global Diversified Income Fund
(Global REIT Portfolio) (CMBS Portfolio)	12/15/2008	2 Years
Global Real Estate Fund	10/01/2007	2 Years
Real Estate Debt Income Fund	12/31/2014	2 Years
Real Estate Securities Fund	12/06/2000	2 Years

APPENDIX E

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB‑ADVISORY AGREEMENT
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) executed as of _________, 2019, by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (hereinafter called the “Manager”), and FINISTERRE CAPITAL LLP, a Limited Liability Partnership formed under the laws of the United Kingdom (hereinafter called the “Sub‑Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc. (the “Fund”), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services; and
WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Amended and Restated Sub-Advisory Agreement between the Manager and the Sub-Advisor dated January 1, 2019 with this Agreement; and
WHEREAS, The Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the “Management Agreement”) with the Fund;

(b)	The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);

(c)	The Fund’s Articles of Incorporation and By‑laws; and

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.    Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub‑Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.    Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies.

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

(g)
Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)
Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)
Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i), Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii), The foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).

(k)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(l)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(m)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(n)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance maters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; and Annual Best Execution and Soft Dollar Questionnaires. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.

(o)
Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(p)
Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor) and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund (with respect to the portion of each Series thereof allocated to the Sub-Advisor).

(q)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance with the time permitted under the Code.

3.    Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.
4.    Compensation
As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.    Liability of Sub‑Advisor
Neither the Sub‑Advisor nor any of its directors, officers, employees, affiliates or any agent appointed by the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, affiliates, or any agent appointed by the Sub-Advisor.
6.    Supplemental Arrangements
The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub‑Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.
7.    Regulation
The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.
8.    Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.
If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub‑Advisor will continue to act as Sub‑Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub‑Advisor or a different manager or sub‑advisor or other definitive action; provided, that the compensation received by the Sub‑Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub‑Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.

9.    Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.
10.    Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
11.    General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200. The address of the Sub-Advisor for this purpose shall be Queensberry House, 3 Old Burlington Street, London W1S 3AE ATTN: Ursula Newman.

(c)	The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

1.
the Sub‑Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

2.
the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

3.
the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

4.
the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(g)
The Sub-Advisor acknowledges Manager’s representation that the Global Multi-Strategy Fund and Finisterre Unconstrained Emerging Markets Bond Fund Series do not rely on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (the CEA).

The Sub-Advisor represents that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor. As applicable, the Sub-Advisor shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Advisor under the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA.

(h)
The Manager hereby certifies that, with respect to the Global Multi Strategy Fund and Finisterre Unconstrained Emerging Markets Bond Fund series, it is a commodity pool operator duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity pool operator. As applicable, the Manager shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity pool operator during the term of this Agreement. Further, the Manager agrees to notify the Sub-Advisor within a commercially reasonable time upon (i) a statutory disqualification of the Manager under the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA.

The Manager also represents that the Finisterre Unconstrained Emerging Markets Bond Fund and Global Multi-Strategy Fund is a “qualified eligible person (as such term is defined in CFTC Reg. § 4.7(a)) and consents to Finisterre treating its account as an exempt account.

(i)	This Agreement contains the entire understanding and agreement of the parties.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By
Michael J. Beer
Executive Director - Principal Funds

By
Adam U. Shaikh
Assistant General Counsel

FINISTERRE CAPITAL LLP

By
Name:
Title:

APPENDIX A

The Sub-Advisor shall serve as an investment sub-advisor for the Series identified below. The Manager will pay the Sub-Advisor as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ net assets as of the last business day of the preceding calendar month allocated to the Sub-Advisor’s management, provided that for the first month the Sub-Advisor is retained, the fee will be computed by using the Series’ net assets as of the last business day of the month in which assets are first allocated to the Sub-Advisor’s management.
In calculating the fee for a series included in the table below, assets of any unregistered separate account of Principal Life Insurance Company as well as assets of registered investment companies, and collective investment trusts, and Undertakings for Collective Investment in Transferable Securities (UCITS) funds sponsored by Principal Financial Group, Inc. or any affiliate and to which Sub-Advisor provides investment advisory services with the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.
If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Finisterre Unconstrained Emerging Market Bond Fund

First $1 billion	0.52%
Over $1 billion	0.47%

Global Multi-Strategy Fund

First $100 million	0.85%
Next $150 million	0.65%
Over $250 million	0.60%

Global Diversified Income Fund
		On All Assets
Assets less than $800 million		0.35%
Assets equal to or greater than $800 million and less than $900 million		0.34%
Assets equal to or greater than $900 million and less than $1 billion		0.33%
Assets equal to or greater than $1 billion and less than $1.1 billion		0.32%
Assets equal to or greater than $1.1 billion and less than $1.2 billion		0.31%
Assets equal to or greater than $1.2 billion and less than $1.3 billion		0.30%
Assets equal to or greater than $1.3 billion and less than $1.4 billion		0.29%
Assets equal to or greater than $1.4 billion and less than $1.5 billion		0.28%
Assets equal to or greater than $1.5 billion		0.27%

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series

Series	Effective Date	Initial Term
Finisterre Unconstrained Emerging Market Bond Fund	July 11, 2016	2 Years
Global Multi-Strategy Fund	May 6, 2013	2 Years
Global Diversified Income Fund	January 2019	2 Years

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58919-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 4. Approval of the ability of Principal Global Investors, LLC ! ! ! 6a. Approval of an amended fundamental investment ! ! ! to enter into and/or materially amend agreements with restriction relating to commodities for the Fund (each Fund). wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining 6c. Approval of an amended fundamental investment shareholder approval (Group A Funds, as set forth in the restriction relating to concentration for the Fund (Group B ! ! ! proposal, only). Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC ! ! ! Transact such other business as may properly come before to enter into and/or materially amend agreements with the Meeting or any adjournments or postponements thereof. majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58920-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58921-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 4. Approval of the ability of Principal Global Investors, LLC ! ! ! 6a. Approval of an amended fundamental investment ! ! ! to enter into and/or materially amend agreements with restriction relating to commodities for the Fund (each Fund). wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the Transact such other business as may properly come before proposal, only). the Meeting or any adjournments or postponements thereof. 5. Approval of the ability of Principal Global Investors, LLC ! ! ! to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58922-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58923-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 4. Approval of the ability of Principal Global Investors, LLC ! ! ! 6a. Approval of an amended fundamental investment ! ! ! to enter into and/or materially amend agreements with restriction relating to commodities for the Fund (each Fund). wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining 6b. Approval of an amended fundamental investment shareholder approval (Group A Funds, as set forth in the restriction relating to diversification for the California ! ! ! proposal, only). Municipal Fund (California Municipal Fund only). 5. Approval of the ability of Principal Global Investors, LLC ! ! ! 6c. Approval of an amended fundamental investment ! ! ! to enter into and/or materially amend agreements with restriction relating to concentration for the Fund (Group B majority-owned affiliated sub-advisors, as defined in Funds, as set forth in the proposal, only). the proposal, on behalf of the Fund without obtaining Transact such other business as may properly come before shareholder approval (Group A Funds, as set forth in the the Meeting or any adjournments or postponements thereof. proposal, only). THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58924-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58925-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 2. Approval of a new Sub-Advisory Agreement with Principal ! ! ! 5. Approval of the ability of Principal Global Investors, LLC ! ! ! Real Estate Investors, LLC for the Diversified Real Asset Fund to enter into and/or materially amend agreements with (Diversified Real Asset Fund only). majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining 4. Approval of the ability of Principal Global Investors, LLC ! ! ! shareholder approval (Group A Funds, as set forth in the to enter into and/or materially amend agreements with proposal, only). wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining 6a. Approval of an amended fundamental investment shareholder approval (Group A funds, as set forth in the ! ! ! restriction relating to commodities for the Fund (each Fund). proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58926-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58927-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 6a. Approval of an amended fundamental investment ! ! ! 6c. Approval of an amended fundamental investment ! ! ! restriction relating to commodities for the Fund (each Fund). restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58928-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58929-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 3. Approval of a new Sub-Advisory Agreement with Finisterre ! ! ! 6a. Approval of an amended fundamental investment ! ! ! Capital LLP for the Global Diversified Income Fund (Global restriction relating to commodities for the Fund (each Fund). Diversified Income Fund only). 6c. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B ! ! ! Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58930-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58931-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 6a. Approval of an amended fundamental investment ! ! ! 6d. Approval of an amended fundamental investment ! ! ! restriction relating to commodities for the Fund (each Fund). restriction relating to concentration for the Fund (Group C Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58932-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds will to held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58933-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). ! ! ! Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58934-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

To vote by Internet PROXY TABULATOR P.O. BOX 9112 1) Read the Proxy Statement and have the proxy card FARMINGDALE, NY 11735 below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E58935-P19823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF For Withhold For All To withhold authority to vote for any individual THE FOLLOWING: All All Except nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: ! ! ! 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter For Against Abstain For Against Abstain 4. Approval of the ability of Principal Global Investors, LLC ! ! ! 6a. Approval of an amended fundamental investment ! ! ! to enter into and/or materially amend agreements with restriction relating to commodities for the Fund (each Fund). wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining 6d. Approval of an amended fundamental investment shareholder approval (Group A Funds, as set forth in the restriction relating to concentration for the Fund (Group C ! ! ! proposal, only). Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC ! ! ! to enter into and/or materially amend agreements with Transact such other business as may properly come before majority-owned affiliated sub-advisors, as defined in the Meeting or any adjournments or postponements thereof. the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 25, 2019: The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available online at www.proxyvote.com E58936-P19823 PRINCIPAL FUNDS, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS April 25, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Michael J. Beer, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders of each series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds to be held at 655 9th Street, Des Moines, Iowa 50392 on April 25, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.